 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 1997

        SECURITIES ACT FILE NO. 2-74584 INVESTMENT COMPANY ACT FILE NO. 811-3310

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                      POST-EFFECTIVE AMENDMENT NO. 17                        [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


                             AMENDMENT NO. 19                                [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------
                  MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                    OF MERRILL LYNCH RETIREMENT SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   800 SCUDDERS MILL ROAD                                 08536
   PLAINSBORO, NEW JERSEY                              (ZIP CODE)
    (ADDRESS OF PRINCIPAL
     EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                     MERRILL LYNCH RETIREMENT SERIES TRUST
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------
                                   COPIES TO:

      PHILIP L. KIRSTEIN, ESQ.                   COUNSEL FOR THE TRUST:
   MERRILL LYNCH ASSET MANAGEMENT
              BOX 9011                            BROWN & WOOD LLP
                                                 ONE WORLD TRADE CENTER
  PRINCETON, NEW JERSEY 08543-9011              NEW YORK, N.Y. 10048-0557
                                            ATTENTION: THOMAS R. SMITH, JR.,
                                                          ESQ.

                               ----------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                   [X] immediately upon filing pursuant to paragraph (b)
                   [_] on (date) pursuant to paragraph (b)
                   [_] 60 days after filing pursuant to paragraph (a)(1)
                   [_] 75 days after filing pursuant to paragraph (a)(2)
                   [_] on (date) pursuant to paragraph (a)(2) of rule 485.
            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                   [_] this post-effective amendment designates a new
                     effective date for a previously filed post-effective amendment.

                               ----------------

  The Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on December 23, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                    OF MERRILL LYNCH RETIREMENT SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

   N-1A
 ITEM NO.                                              LOCATION
 --------                                              --------
  PART A
 Item 1.  Cover Page...............   Cover Page
 Item 2.  Synopsis.................   Not Applicable
 Item 3.  Condensed Financial
          Information..............   Financial Highlights; Yield Information
 Item 4.  General Description of
          Registrant...............   Investment Objectives and Policies;
                                      Additional Information
 Item 5.  Management of the Fund...   Fee Table; Management of the Trust;
                                      Portfolio Transactions; Inside Back Cover
                                      Page
 Item 5A. Management's Discussion
          of Fund Performance......   Not Applicable
 Item 6.  Capital Stock and Other
          Securities...............   Cover Page; Additional Information
 Item 7.  Purchases of Securities
          Being Offered............   Cover Page; Fee Table; Purchase of Shares;
                                      Redemption of Shares; Additional
                                      Information; Inside Back Cover Page
 Item 8.  Redemption or Repurchase.   Purchase of Shares; Redemption of Shares
 Item 9.  Pending Legal
          Proceedings..............   Not Applicable
  PART B
 Item 10. Cover Page...............   Cover Page
 Item 11. Table of Contents........   Back Cover Page
 Item 12. General Information and
          History..................   Not Applicable
 Item 13. Investment Objectives and
          Policies.................   Investment Objectives and Policies
 Item 14. Management of the Fund...   Management of the Trust
 Item 15. Control Persons and
          Principal Holders of
          Securities...............   Management of the Trust
 Item 16. Investment Advisory and
          Other Services...........   Management of the Trust; Purchase of
                                      Shares; Redemption of Shares; General
                                      Information
 Item 17. Brokerage Allocation.....   Portfolio Transactions
 Item 18. Capital Stock and Other
          Securities...............   General Information--Description of Series
                                      and Shares
 Item 19. Purchase, Redemption and
          Pricing of Securities
          Being Offered............   Purchase of Shares; Redemption of Shares;
                                      Determination of Net Asset Value; Exchange
                                      Privilege
 Item 20. Tax Status...............   Taxes
 Item 21. Underwriters.............   Purchase of Shares; Redemption of Shares
 Item 22. Calculation of
          Performance Data.........   Yield Information
 Item 23. Financial Statements.....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 21, 1997

                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     MERRILL LYNCH RETIREMENT SERIES TRUST

  P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                           -------------------------

  The investment objectives of the Merrill Lynch Retirement Reserves Money Fund (the "Money Market Fund") are to seek current income, preservation of capital, and liquidity available from investing in a diversified portfolio of short-term money market securities. These securities primarily consist of U.S. Government and agency securities, bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements. For purposes of its investment policies, the Money Market Fund defines short-term money market securities as having a maturity of no more than 762 days (25 months) in the case of U.S. Government and Government agency securities and no more than 397 days (13 months) in the case of all other securities. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. The Money Market Fund is a separate series, offering a separate class of shares, of Merrill Lynch Retirement Series Trust (the "Trust"), which is a Massachusetts business trust.

  Shares of the Money Market Fund are offered to participants in the self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as passive custodian (the "Self-Directed Plans"). For a description of the Self-Directed Plans, see Appendix A to the Statement of Additional Information referred to below. The participant in each Self-Directed Plan is responsible for making investment decisions concerning the funds contributed to his Self-Directed Plan. Participants in the Self-Directed Plans may elect to have cash balances in their accounts automatically invested in shares of the Money Market Fund. Shares of the Money Market Fund are also offered to certain independent pension, profit-sharing, annuity and other qualified plans. Shares are sold at their net asset value without any sales charge. There is no minimum initial or subsequent purchase requirement. Shares may be redeemed at any time at net asset value as described herein. See "Purchase of Shares" and "Redemption of Shares."

                           -------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE  SECURITIES AND EXCHANGE COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                           -------------------------

  This Prospectus is a concise statement of information about the Trust and the Money Market Fund that is relevant to making an investment in the Money Market Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Trust and the Money Market Fund, dated February 21, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Money Market Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                           -------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 FOR THE YEAR ENDED OCTOBER 31, 1996:
  Management Fees(a).....................................................  0.38%
    Other Expenses
      Custodial Fees................................................ 0.01%
      Shareholder Servicing Fees(b)................................. 0.16%
      Other......................................................... 0.01%
                                                                     ----
      Total Other Expenses..........................................       0.18%
                                                                           ----
  Total Fund Operating Expenses(c).......................................  0.56%
                                                                           ====

--------
(a) See "Management of the Trust--Management and Advisory Arrangements"--page
    9.
(b) See "Management of the Trust--Transfer Agency Services"--page 10.
(c) The Money Market Fund has no minimum initial or subsequent purchase requirement. Therefore, there are a large number of Money Market Fund accounts of relatively small asset size, and as a result, the total operating expenses of the Money Market Fund may be higher than the expenses incurred in other money market funds.

EXAMPLE:

                                   CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                   -------------------------------------------
                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                   -------------------- ---------- -----------
   An investor would pay the fol-
   lowing expenses on a $1,000
   investment, assuming an oper-
   ating expense ratio of 0.56%
   and a 5% annual return
   throughout the periods........   $6        $18       $31        $70

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Money Market Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. The example should not be considered a representation of past or future expenses or annual rate of return and actual expenses or annual rate of return may be more or less than those assumed for purposes of the example.

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Money Market Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended October 31, 1996 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Money Market Fund's audited financial statements.

  Further information about the performance of the Money Market Fund is contained in the Money Market Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Money Market Fund at the telephone number or address on the front cover of this Prospectus.


                                                          FOR THE YEAR ENDED OCTOBER 31,
                   -------------------------------------------------------------------------------------------------------------
                      1996        1995        1994        1993        1992        1991         1990         1989         1988
                   ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------   ----------
Increase (De-
crease) in Net
Asset Value:
PER SHARE OPERAT-
ING PERFORMANCE:
Net asset value,
beginning of
year.............  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00   $     1.00   $     1.00   $     1.00
                   ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------   ----------
 Investment in-
 come--net.......       .0509       .0540       .0345       .0279       .0370       .0609        .0775        .0853        .0668
 Realized and
 unrealized gain
 (loss) on in-
 vestments--net..      (.0002)      .0015      (.0011)      .0004       .0012       .0025          --         .0002       (.0004)
                   ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------   ----------
Total from in-
vestment opera-
tions............       .0507       .0555       .0334       .0283       .0382       .0634        .0775        .0855        .0664
                   ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------   ----------
Less dividends
and distribu-
tions:
 Investment in-
 come--net.......      (.0509)     (.0540)     (.0345)     (.0279)     (.0370)     (.0609)      (.0775)      (.0853)      (.0664)
 Realized gain on
 investments--
 net.............      (.0001)     (.0002)        -- +     (.0003)     (.0010)     (.0025)*        --        (.0002)*        --
                   ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------   ----------
Total dividends
and distribu-
tions............      (.0510)     (.0542)     (.0345)     (.0282)     (.0380)     (.0634)      (.0775)      (.0855)      (.0664)
                   ----------  ----------  ----------  ----------  ----------  ----------   ----------   ----------   ----------
Net asset value,
end of year......  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00   $     1.00   $     1.00   $     1.00
                   ==========  ==========  ==========  ==========  ==========  ==========   ==========   ==========   ==========
Total Investment
Return...........        5.21%       5.57%       3.48%       2.86%       3.95%       6.54%        8.04%        8.89%        6.79%
                   ==========  ==========  ==========  ==========  ==========  ==========   ==========   ==========   ==========
RATIOS TO AVERAGE
NET ASSETS:
Expenses.........         .56%        .59%        .59%        .62%        .63%        .64%         .69%         .81%         .90%
                   ==========  ==========  ==========  ==========  ==========  ==========   ==========   ==========   ==========
Investment income
and realized gain
on investments--
net..............        5.07%       5.43%       3.44%       2.82%       3.88%       6.30%*       7.75%*       8.55%*       6.62%*
                   ==========  ==========  ==========  ==========  ==========  ==========   ==========   ==========   ==========
SUPPLEMENTAL DA-
TA:
Net assets, end
of year (in thou-
sands)...........  $9,340,229  $8,648,907  $7,403,684  $7,066,326  $6,474,640  $6,485,985   $5,597,641   $5,012,328   $3,366,310
                   ==========  ==========  ==========  ==========  ==========  ==========   ==========   ==========   ==========

                    FOR THE YEAR
                   ENDED OCTOBER 31,
                     ----------
                        1987
                     ----------
Increase (De-
crease) in Net
Asset Value:
PER SHARE OPERAT-
ING PERFORMANCE:
Net asset value,
beginning of
year.............    $     1.00
                     ----------
 Investment in-
 come--net.......         .0573
 Realized and
 unrealized gain
 (loss) on in-
 vestments--net..        (.0009)
                     ----------
Total from in-
vestment opera-
tions............         .0564
                     ----------
Less dividends
and distribu-
tions:
 Investment in-
 come--net.......        (.0564)
 Realized gain on
 investments--
 net.............           --
                     ----------
Total dividends
and distribu-
tions............        (.0564)
                     ----------
Net asset value,
end of year......    $     1.00
                     ==========
Total Investment
Return...........          5.80%
                     ==========
RATIOS TO AVERAGE
NET ASSETS:
Expenses.........           .93%
                     ==========
Investment income
and realized gain
on investments--
net..............          5.67%*
                     ==========
SUPPLEMENTAL DA-
TA:
Net assets, end
of year (in thou-
sands)...........    $2,995,894
                     ==========

----
* Includes unrealized gain (loss).
+ Amount is less than $.0001 per share.

                               YIELD INFORMATION

  Set forth below is yield information for the indicated seven-day periods, computed to include and exclude realized and unrealized gains and losses, and information as to the compounded annualized yield, excluding gains and losses, for the same periods.

                                                    SEVEN-DAY PERIOD ENDED
                                               ---------------------------------
                                               OCTOBER 31, 1996 JANUARY 31, 1997
                                               ---------------- ----------------
Annualized Yield:
  Including gains and losses.................        5.04%            5.07%
  Excluding gains and losses.................        4.98%            5.04%
Compounded Annualized Yield..................        5.11%            5.17%
Average maturity of portfolio at end of peri-
 od..........................................      72 days          77 days

  The yield of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  This yield on Money Market Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Money Market Fund of future yields or rates on its shares. The Money Market Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held, and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Money Market Fund may compare its yield to (1) the Donoghue's Domestic Prime Funds Average, an average compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National Index (TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. As with yield quotations, yield comparisons should not be considered indicative of the Money Market Fund's yield or relative performance for any future period.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Money Market Fund are to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objectives are fundamental policies of the Money Market Fund which may not be changed without the vote of a majority of the outstanding shares of the Money Market Fund.

  Investment in the Money Market Fund offers several benefits. The Money Market Fund seeks to provide as high a yield potential as is available, consistent with the preservation of capital, from short-term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and reduced risk resulting from diversification of assets. There can be no assurance that the objectives of the Money Market Fund will be realized. Certain expenses are borne by investors, including management fees, administrative costs and operational costs.

  In managing the Money Market Fund's portfolio, Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") will employ a number of professional money management techniques, including varying the composition of the Money Market Fund's investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market instruments and future interest rate patterns. The Manager's assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager will also seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Money Market Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

  The following is a description of the types of money market securities in which the Money Market Fund may invest:

  United States Government Securities: Marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

  United States Government Agency Securities: Debt securities issued by U.S. Government-sponsored enterprises, Federal agencies and certain international institutions which are not direct obligations of the United States but involve U.S. Government sponsorship or guarantees by U.S. Government agencies or enterprises. The U.S. Government is not obligated to provide financial support to these instrumentalities.

  Bank Money Instruments: Obligations of commercial banks, savings banks, savings and loan associations, depository or other institutions, such as certificates of deposit, including variable rate certificates of deposit, bankers' acceptances, bank notes and time deposits. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. banks, foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations). The Money Market Fund may invest in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank.

  Commercial Paper and Other Short-term Obligations: Commercial paper (including variable amount master demand notes and funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts include mortgage-related or asset-backed debt instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables.

  Foreign Bank Money Instruments: The Money Market Fund may invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Money Market Fund. The Money Market Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

  Foreign Short-term Debt Instruments: The Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in the Money Market Fund Statement of Additional Information in connection with investments in Eurodollar and Yankeedollar obligations.

  The following is a description of other types of investments or investment practices in which the Money Market Fund may invest or engage:

  Repurchase Agreements: The Money Market Fund may invest in repurchase agreements involving the money market securities described above and repurchase agreements involving U.S. Government and agency securities with longer maturities. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Money Market Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

  Reverse Repurchase Agreements: The Money Market Fund may enter into reverse repurchase agreements which involve the sale of money market securities held by the Money Market Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Money Market Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade debt securities having a value equal to the repurchase price.

  Lending of Portfolio Securities: The Money Market Fund may lend portfolio securities (with a value not in excess of 33 1/3% of its total assets) to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Money Market Fund receives the income on both the loaned securities and the collateral and thereby increases its yield.

  Preservation of capital is a prime investment objective of the Money Market Fund, and, while the types of money market securities in which the Money Market Fund invests are not completely risk free, such securities generally are considered to have low principal risk. There is the risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Market Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements, purchase and sale contracts and reverse repurchase agreements, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transaction, in which event the Money Market Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

  Bank money instruments in which the Money Market Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets (taken at market value) may be invested in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured.

  The Money Market Fund may invest in participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of no more than 397 days (13 months). These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a nationally recognized statistical rating organization, as described below.

  The Money Market Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Market Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff & Phelps Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Money Market Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

  A Commission regulation ordinarily limits investments by the Money Market Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, not more than 1% of its total assets. In addition, such regulation requires that not more than 5% of the Money Market Fund's total assets be invested in securities that do not have the highest rating or are not of comparable quality to securities with the highest rating as determined by the Trustees of the Trust.

  The Money Market Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase of money market securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of securities purchased on a forward commitment basis will generally decrease. A separate account of the Money Market Fund will be established with its Custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment.

  For purposes of its investment policies, the Money Market Fund defines short-term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. The dollar-weighted average maturity of the Money Market Fund's portfolio will not exceed 90 days. During the Money Market Fund's fiscal year ended October 31, 1996, the average maturity of its portfolio ranged from 47 days to 89 days.

  Investment Restrictions: The Money Market Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Market Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Among the more significant restrictions, the Money Market Fund may not: (1) purchase any securities other than (i) money market and (ii) other securities described under "Investment Objectives and Policies;" (2) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, Government agency securities, or domestic bank money instruments); (3) purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that in the case of bank money instruments, repurchase agreements and purchase and sale contracts with any one bank up to 25% of the value of the Money Market Fund's total assets may be invested without regard to such 5% limitation but shall instead be subject to a limitation of 15% of the value of its total assets; and
(4) enter into repurchase agreements or purchase and sale contracts if, as a result, more than 10% of the Money Market Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements or purchase and sale contracts maturing in more than seven days.

                            MANAGEMENT OF THE TRUST

TRUSTEES

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Money Market Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Trust are:

  Arthur Zeikel*--President of the Manager and its affiliate, Fund Asset Management, L.P. ("FAM"); President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co."); and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment

Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute.

  Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

  Robert S. Salomon, Jr.--Principal of STI Management (investment adviser).

  Melvin R. Seiden--Director of Silbanc Properties, Ltd. (real estate, investment and consulting).

  Stephen B. Swensrud--Chairman of Fernwood Associates (financial consultants).

--------
* Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the manager for the Money Market Fund and provides the Trust and the Money Market Fund with management and investment advisory services. The Manager is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch. The Manager, or an affiliate, FAM, acts as the investment adviser for more than 130 registered investment companies and provides investment advice to individual and institutional accounts. As of January 31, 1997, the Manager and FAM had a total of $239.8 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees, the Manager is responsible for the actual management of the Money Market Fund's portfolio and constantly reviews the Money Market Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Money Market Fund.

  Pursuant to the Management Agreement, the Manager is entitled to receive compensation at the annual rate of 0.50% of the Fund's average net assets not exceeding $1 billion; 0.45% of the average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of average daily net assets exceeding $7 billion but not exceeding $10 billion; and 0.30% of average daily net assets exceeding $10 billion. For the fiscal year ended October 31, 1996, the total fee paid by the Money Market Fund to the Manager aggregated $34,280,472 (based on average net assets of approximately $9.0 billion) and the effective fee rate was 0.38%.

  The Management Agreement obligates the Money Market Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Trust by the Manager, and the Trust reimburses the Manager for its costs in connection with such services. For the fiscal year ended October 31, 1996, the Trust paid $386,264 to the Manager in connection with accounting services. For the year ended October 31, 1996, the ratio of total expenses to average net assets was 0.56%.

  Christopher G. Ayoub is primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Ayoub is a Vice President of the Fund and has been a Vice President of the Manager since 1985.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee at the rate of $6.50 per shareholder account for the first one million accounts and $6.00 per shareholder account for each account thereafter and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the year ended October 31, 1996, the total fee paid by the Trust to the Transfer Agent pursuant to the Transfer Agency Agreement was $14,246,085.

                               PURCHASE OF SHARES

  The Trust is offering Money Market Fund shares to participants in the Self-Directed Plans and certain independent pension, profit-sharing, annuity and other qualified plans. There are no minimum initial or subsequent purchase requirements. Fractional shares of the Money Market Fund will not be sold, other than through dividend reinvestments.

  The Trust is offering shares without a sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the Money Market Fund. If Federal Funds are available to the Money Market Fund prior to the determination of net asset value (generally 4:00 p.m. New York time), on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Any order may be rejected by the Money Market Fund or the Distributor.

  Shares of the Fund are offered to participants in various retirement plans in association with the Merrill Lynch BlueprintSM Program ("Blueprint"). Most contributions to such plans are made through payroll deductions. In addition to investing in the Money Market Fund, participants in such plans may invest in other mutual funds associated with the Merrill Lynch organization or various other types of securities. If participants elect to have their contributions invested in the Money Market Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. Cash balances of less than $1.00 will not be invested. Additional information about Blueprint can be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Purchases of shares of the Money Market Fund by pension, profit-sharing and annuity plans (other than the Self-Directed Plans) are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

  As described in Appendix A to the Statement of Additional Information, there are seven types of Self-Directed Plans: the individual retirement account ("IRA"), the individual retirement rollover account ("IRRA"), a simplified employee pension plan ("SEP Plus (R)"), a Basic SM (Keogh Plus) profit sharing plan, a Basic SM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the "Basic SM Plans"), a 403(b)(7) Retirement Selector Account ("RSA") and the corporate self-directed account of Blueprint. Although the amount which may be contributed to a Self-Directed Plan account in any one year is subject to certain limitations, assets already in a Self-Directed Plan account may be invested in the Money Market Fund without regard to such limitations.

  Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Trust, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Self-Directed Plan Investments. Investment in shares of the Money Market Fund by participants in the Self-Directed Plans are made as follows:

  Participants in these Self-Directed Plans have three options concerning cash balances which may arise in their IRA, IRRA, SEP Plus (R), RSA and Basic SM ("Retirement Plan") accounts. First, participants may elect to have such balances automatically invested in shares of the Money Market Fund or another money market mutual fund advised by the Manager on a daily basis. Second, participants may elect to have such balances deposited in an FDIC-insured money market account with a commercial bank designated by Merrill Lynch except for RSA accounts. Third, participants may elect to maintain the cash balances in their Retirement Plan account, in which case such amounts will not be invested and no return will be earned until investment instructions are received by Merrill Lynch from the participant.

  Cash balances of participants who elect to have such funds automatically invested in the Money Market Fund will be invested as follows. Cash balances arising from the sale of securities held in the Self-Directed Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Trust and will be invested in shares of the Money Market Fund on the business day following the day that proceeds with respect thereto are received in the Self-Directed Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Self-Directed Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Trust and will be invested in shares of the Money Market Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Self-Directed Plan account or from a contribution to the Self-Directed Plan are invested in shares of the Money Market Fund on the business day following the date the payment is received in the Self-Directed Plan account. Cash balances of less than $1.00 will not be invested and no return will be earned.

  A participant in these Self-Directed Plans (except retirement plans in association with Blueprint) who has not elected to have cash balances automatically invested in shares of the Money Market Fund may enter a purchase order through his Merrill Lynch financial consultant. Orders to invest either cash balances held in a Self-Directed Plan account or funds deposited in the commercial bank referred to above will become effective on the business day following the date on which the order is given.

                              REDEMPTION OF SHARES

  Distributions from a Self-Directed Plan to a participant prior to the time the participant reaches age 59 1/2 may subject the participant to penalty taxes. There are, however, no adverse tax consequences resulting from redemptions of shares of the Money Market Fund where the redemption proceeds remain in the Self-Directed Plan account and are otherwise invested. Shareholders other than participants in the Self-Directed Plans should consult their tax advisers concerning tax consequences resulting from redemption of shares of the Money Market Fund.

  The Money Market Fund is required to redeem for cash all of its full and fractional shares. The redemption price is the net asset value per share next determined after receipt by Merrill Lynch of proper notice of redemption as described below. If such notice is received by Merrill Lynch prior to the determination of net asset value on that day, the redemption will be effective on such day and payment generally will be made on the next business day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice. Shareholders liquidating their holdings in the Money Market Fund will receive upon redemption all dividends declared and reinvested until the time of redemption.

  Any shareholder may redeem shares of the Money Market Fund by submitting a written notice of redemption to Merrill Lynch. Participants in IRA, Basic, RSA and SEP Self-Directed Plans should contact their Merrill Lynch financial consultant to effect such redemptions. Participants in Self-Directed Plans in association with Blueprint should contact Merrill Lynch at the toll-free number furnished to them to effect such redemptions. Redemption requests should not be sent to the Money Market Fund or to its Transfer Agent. If inadvertently sent to the Money Market Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Self-Directed Plan is maintained, signed exactly as his name appears on his Self-Directed Plan adoption agreement.

  The Trust has instituted an automatic redemption procedure for participants in the Self-Directed Plans who have elected to have cash balances in their accounts automatically invested in shares of the Money Market Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Money Market Fund to purchase other securities which the participant has selected for investment in his Self-Directed Plan account.

                             PORTFOLIO TRANSACTIONS

  The money market securities in which the Money Market Fund invests are traded primarily in the over-the-counter ("OTC") market. Where possible, the Money Market Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Money Market Fund will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis. The Commission has issued an order permitting the Trust to conduct certain principal transactions with Merrill Lynch Government Securities Inc. and Merrill Lynch Money Markets Inc. subject to certain terms and conditions. During the fiscal year ended October 31, 1996, the Money Market Fund engaged in 48 transactions pursuant to such order aggregating approximately $2.4 billion.

                             ADDITIONAL INFORMATION

DIVIDENDS

  Dividends are declared and reinvested daily in the form of additional shares at net asset value. Shareholders liquidating their holdings will receive upon redemption all dividends declared and reinvested through the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains constant at $1.00 per share. Fluctuations in value may be reflected in the number of outstanding shares in the shareholder's account.

  Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less the estimated expenses of the Money Market Fund applicable to that dividend period.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the Money Market Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the New York Stock Exchange ("NYSE") or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally, 4:00 p.m., New York time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., New York time. The net asset value per share is determined pursuant to the "penny-rounding" method by adding the fair value of all securities and other assets in the portfolio including interest accrued but not yet received, deducting the portfolio's liabilities and dividing by the number of shares outstanding. The result of this computation will be rounded to the nearest whole cent. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

EXCHANGE PRIVILEGE

  Shareholders of the Money Market Fund have an exchange privilege with Class D shares of certain other mutual funds advised by the Manager or FAM ("MLAM-advised mutual funds"). Alternatively, shareholders may exchange shares of the Money Market Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor. Shareholders of the Money Market Fund also may exchange shares of the Money Market Fund into shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Money Market Fund shares. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Exchange Privilege" in the Statement of Additional Information.

TAXES

  Regulated Investment Companies. The following is a general summary of the treatment of regulated investment companies ("RICs") and their shareholders under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust intends to continue to qualify the Money Market Fund for the special tax treatment afforded RICs under the Code. If it so qualifies, the Money Market Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to participants' Self-Directed Plan accounts. The Trust intends to cause the Money Market Fund to distribute substantially all of such income.

  Dividends paid by the Money Market Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Money Market Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Dividends of a RIC are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Fund.

  Under certain provisions of the Code, some taxpayers may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, participants in the Self-Directed Plans subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Self-Directed Retirement Plans. Investment in the Money Market Fund is limited to participants in the self-directed retirement plans ("retirement plans") for which Merrill Lynch acts as passive custodian. Accordingly, the general description of the tax treatment of RICs as set forth above is qualified with respect to the special tax treatment afforded retirement plans under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders if such shares are held in a retirement plan. Rather, distributions from a retirement plan will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. Such distributions would include (i) any pre-tax contributions to the retirement plan (including pre-tax contributions that have been rolled over from another retirement plan or individual retirement account ("IRA")), and (ii) dividends (whether or not such dividends are classified as ordinary income or capital gain dividends). In addition to ordinary income tax, participants may be subject to the imposition of excise taxes on any distributed amount, including: (i) a 10% excise tax on any amount withdrawn from a retirement plan prior to the participant's attainment of age 59 1/2; and
(ii) a 15% excise tax on the amount of any "excess distributions" (generally, amounts in excess of $150,000) made from the retirement plan or any other qualified retirement plan or IRA annually.

  Under certain limited circumstances (for example, if an individual for whose benefit a retirement plan is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), the retirement plan would cease to be qualified for the special treatment afforded certain retirement plans under the Code as of the first day of such taxable year that the transaction causing disqualification occurred. If a retirement plan through which a shareholder holds Money Market Fund shares becomes ineligible for special tax treatment, such shareholder will be treated as having received a distribution on the first day of the taxable year from the retirement plan in an amount equal to the fair market value of all assets in the account. Thus, the shareholder would be taxed currently on (i) the amount of any pre-tax contributions and previously untaxed dividends held within the account, and
(ii) all ordinary income and capital gain dividends paid by the Fund subsequent to such event, whether such dividends are received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement plan disqualification, shareholders also could be subject to the excise tax described above. Additionally, retirement plan disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  State. Ordinary income and capital gain dividends on RIC shares held in a disqualified retirement plan or outside of a retirement plan also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Generally, however, states exempt from state income taxation dividends on shares held within a qualified retirement plan, and commence taxation on such amounts when actually distributed from the retirement plan.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE TRUST

  The Trust was organized on July 15, 1986 under the laws of the Commonwealth of Massachusetts. The Trust is the successor to a Massachusetts business trust of the same name organized October 28, 1981. It is a no-load, diversified, open-end investment company. The Declaration of Trust provides that the Trust shall be comprised of separate series (the "Series") each of which will consist of a separate portfolio which will issue a separate class of shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest of a single class. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series. Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions declared by such Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. In the event a Series were unable to meet its obligations, the remaining Series would assume the unsatisfied obligations of that Series. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust. At the date of this Prospectus, the Money Market Fund is the only Series of the Trust.

  The Declaration does not require that the Trust hold an annual meeting of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Money Market Fund or the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

  The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Retirement Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45290
    Jacksonville, Florida 32232-5290

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-221-7210.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Money Market Fund at the address or telephone number set forth on the cover page of this Prospectus.

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                                       18

                 APPLICATION FOR CHECK WRITING PRIVILEGES FOR
                 MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
  If you are either 59 1/2 years or older, permanently disabled or, in the case of a Merrill Lynch Tax-Deferred Basic (TM) Retirement Plan, you are eligible for distributions, you may be eligible to write checks of $500 or more against your balance in the Merrill Lynch Retirement Reserves Money Fund.
  (THE RETIREMENT RESERVES CHECK WRITING PRIVILEGE IS NOT AVAILABLE TO PARTICIPANTS IN CERTAIN EMPLOYEE BENEFIT PLANS (IN ASSOCIATION WITH THE MERRILL LYNCH BLUEPRINT SM PROGRAM) OR TO A PARTICIPANT IN A PENSION, PROFIT-SHARING OR OTHER QUALIFIED PLAN, WITH THE EXCEPTION OF THE MERRILL LYNCH TAX-DEFERRED BASIC (TM) RETIREMENT PLAN.)
  To apply for the check writing privilege:
  --Read the information on this page to determine if you are eligible.
  --If you are eligible, read the terms governing the check writing privilege.
  --Complete the Check Request Form on the back of this page.
WHO IS ELIGIBLE FOR CHECK WRITING
  You are eligible for the check writing privilege only if you meet the following three conditions:
  (1) YOU ARE EITHER (I) AGE 59 1/2 OR OLDER, (II) PERMANENTLY DISABLED OR
      (III), IN THE CASE OF BASIC PLANS, ARE ELIGIBLE FOR DISTRIBUTIONS. Distributions from an IRA or SEP before you reach age 59 1/2 are generally subject to an Internal Revenue Service penalty tax equal to 10% of the amount withdrawn unless you are permanently disabled. Distributions from certain Basic Plans before you reach age 59 1/2 may also be subject to penalty taxes.
  (2) YOU CHOOSE NOT TO HAVE INCOME TAXES WITHHELD FROM AMOUNTS DISTRIBUTED FROM YOUR ACCOUNT THROUGH USE OF THE CHECK WRITING PRIVILEGE. All distributions from your account are taxable income to you and are subject to Federal Income Tax withholding. However, you may for any reason choose not to have these taxes withheld. You can participate in the check writing program only if you choose not to have taxes withheld, since Merrill Lynch cannot withhold taxes from checks you write. NOTE: You may be responsible, under IRS regulations, for paying estimated taxes based on the amounts distributed from your account by check. Be aware also that when your actual taxes for a year are determined, you could incur IRS penalties if your estimated tax payments were not sufficient.
  (3)YOU HAVE A MERRILL LYNCH RETIREMENT RESERVES MONEY FUND POSITION.
NOTE: IF YOU ARE A PARTICIPANT IN A BASIC PLAN, YOU MUST BE ELIGIBLE UNDER THE PLAN TO BEGIN RECEIVING PAYMENTS. CHECK WITH YOUR PLAN ADMINISTRATOR (USUALLY IT IS YOUR EMPLOYER) TO MAKE SURE YOU ARE ELIGIBLE. IF YOU ARE, YOUR PLAN ADMINISTRATOR MUST ALSO SIGN THE CHECK REQUEST FORM.
TERMS GOVERNING CHECK WRITING
  The check writing program does not establish a checking account relationship between you and Merrill Lynch or between you and Merrill Lynch Financial Data Services, Inc.
  Instead, these terms apply to the check writing program:
  --Each check must be for at least $500.
  --Any check for less than $500 will be returned unpaid.
  --There are no charges for checks.

  --A transaction advice will confirm any check paid against your account, and distribution by check will be indicated on your account's monthly statement-- there is no separate "checking statement."
  --No check may exceed your balance in the Merrill Lynch Retirement Reserves Money Fund.
NOTE: DO NOT USE CHECKS TO CLOSE OUT OR TRANSFER YOUR ACCOUNT, TO CORRECT AN OVERCONTRIBUTION (EXCESS CONTRIBUTION) OR TO WITHDRAW AMOUNTS CLASSIFIED AS VOLUNTARY CONTRIBUTIONS TO BASIC PLANS. THIS IS BECAUSE ALL MERRILL LYNCH RETIREMENT RESERVES MONEY FUND CHECK DISTRIBUTIONS WILL BE REPORTED TO THE IRS AS TAXABLE DISTRIBUTIONS. AS A RESULT YOU MAY BE SUBJECT TO ADVERSE TAX CONSEQUENCES. INSTEAD, CONTACT YOUR MERRILL LYNCH FINANCIAL CONSULTANT TO MAKE SUCH TRANSACTIONS.
DISTRIBUTIONS OTHER THAN BY CHECK
  If you decide to use the check writing privilege, you may still choose to take distributions from your Retirement Account by contacting your Financial Consultant rather than by writing checks.
NOTE: FOR DISTRIBUTIONS OTHER THAN BY CHECK WRITING YOU WILL NEED TO COMPLETE THE APPROPRIATE DISTRIBUTION AND TAX WITHHOLDING FORM WHICH CAN BE OBTAINED FROM YOUR MERRILL LYNCH FINANCIAL CONSULTANT.

CHECK REQUEST FORM                     Merrill Lynch Financial Data Services,
When completed return this form to:    Inc.
                                       P.O. Box 45290
                                       Jacksonville, Florida 32232-5290
CHECK NAME. Checks are issued only in the name of the owner of the Retirement Account. Please enter your name exactly as it appears on your Merrill Lynch Adoption Agreement:

[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
Last Name                                   First Name                  Initial
ACCOUNT NUMBER FOR YOUR MERRILL LYNCH IRA, BASIC OR SEP RETIREMENT
ACCOUNT. (If you have more than one account, you must complete a separate form to request checks for each account on which you want to write checks.)

[ ][ ][ ][ ][ ][ ][ ]
Account Number


BIRTHDATE: [ ][ ][ ][ ][ ]
           Month-Day-Year


SOCIAL SECURITY NUMBER: [ ][ ][ ][ ][ ][ ][ ][ ][ ]


ADDRESS:[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
        Street Address

        [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]
        City                           State                           Zip Code

CHECK REDEMPTION PRIVILEGE (SEE TERMS AND CONDITIONS IN THE PROSPECTUS): By signing this form, you request and authorize Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") to honor checks or automatic clearing house ("ACH") debits you draw on the Merrill Lynch Retirement Reserves Money Fund in your Merrill Lynch Retirement Account (IRA, Basic or SEP) in the amount of $500 or more, subject to acceptance by the Fund. Payment for the checks will be made by redeeming sufficient Fund shares in your account without a signature guarantee.
  The Transfer Agent and the Fund reserve all their lawful rights for honoring checks or ACH debits drawn by you and for redeeming Fund shares pursuant to this check redemption privilege. You acknowledge that this privilege does not create a checking account or other bank account relationship between you and the Transfer Agent or the Fund and the relationship between you and the Transfer Agent is that of a shareholder-transfer agent.
INTERNAL REVENUE SERVICE REPORTING
  MERRILL LYNCH IS REQUIRED BY LAW TO REPORT TO THE INTERNAL REVENUE SERVICE ALL DISTRIBUTIONS MADE DURING THE YEAR FROM YOUR RETIREMENT ACCOUNT.

PLEASE NOTE:-- THE YEAR OF DISTRIBUTION WILL BE DETERMINED BY THE DATE THE
               CHECK IS PROCESSED BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC., NOT THE DATE YOU WRITE THE CHECK OR THE DATE THE CHECK IS PRESENTED TO A LOCAL BANK FOR PAYMENT.
               THEREFORE, IF YOU ARE OVER AGE 70 1/2 AND MUST TAKE A DISTRIBUTION BY DECEMBER 31 OF A CALENDAR YEAR, YOU MUST ALLOW SUFFICIENT TIME FOR THE CHECK TO BE PAID BY THE BANK BEFORE YEAR-END. OTHERWISE, YOUR DISTRIBUTION WILL NOT BE REFLECTED
               AND REPORTED TO THE IRS IN THE YEAR FOR WHICH IT WAS INTENDED. SIGNATURE
  By signing this check request form, you confirm that you are either 59 1/2 years of age or older, permanently disabled or, in the case of Basic Plans, are eligible for distributions, and that you choose not to have income taxes withheld from distributions made under the check writing program.
Your signature: _____________________________________________  Date: __________
  If you are a Basic Plan participant, your Plan Administrator must also sign to indicate you are eligible to start receiving distributions under the Plan. Signature of Plan Administrator: ______________________________________________

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         ----------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Financial Highlights.......................................................   3
Yield Information..........................................................   4
Investment Objectives and Policies.........................................   4
Management of the Trust....................................................   8
 Trustees..................................................................   8
 Management and Advisory Arrangements......................................   9
 Transfer Agency Services..................................................  10
Purchase of Shares.........................................................  10
Redemption of Shares.......................................................  12
Portfolio Transactions.....................................................  13
Additional Information.....................................................  13
 Dividends.................................................................  13
 Determination of Net Asset Value..........................................  13
 Exchange Privilege........................................................  14
 Taxes.....................................................................  14
 Organization of the Trust.................................................  16
 Shareholder Reports.......................................................  17
 Shareholder Inquiries.....................................................  17
Application for Check Writing Privileges...................................  19

                                                          Code # 10093-0297

[LOGO] MERRILL LYNCH

Merrill Lynch Retirement
Reserves Money Fund
Merrill Lynch
Retirement Series Trust

[ART]

PROSPECTUS

    February 21, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     MERRILL LYNCH RETIREMENT SERIES TRUST

   P.O. Box 9011, Princeton, New Jersey 08543-9011 . Phone No. (609) 282-2800

                           -------------------------

  The investment objectives of the Merrill Lynch Retirement Reserves Money Fund (the "Money Market Fund") are to seek current income, preservation of capital, and liquidity available from investing in a diversified portfolio of short-term money market securities. These securities primarily consist of U.S. Government and agency securities, bank certificates of deposit and bankers' acceptances, commercial paper and repurchase agreements. For purposes of its investment policies, the Money Market Fund defines short-term money market securities as securities having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. Management of the Money Market Fund expects that substantially all the assets of the Money Market Fund will be invested in securities maturing in less than one year, but at times some portion may have longer maturities not exceeding 762 days. The dollar weighted-average maturity of the Money Market Fund's portfolio will not exceed 90 days.

  Shares of the Money Market Fund are offered to participants in the self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as passive custodian (the "Self-Directed Plans"). For a description of the Self-Directed Plans, see Appendix A to this Statement of Additional Information. Shares of the Money Market Fund are also offered to certain independent pension, profit-sharing, annuity and other qualified plans.

  The Money Market Fund is a separate series, offering a separate class of shares, of Merrill Lynch Retirement Series Trust (the "Trust"), an unincorporated business trust organized under the laws of Massachusetts. The Trust is a no-load, diversified, open-end investment company which may be comprised of separate series ("Series"), each of which would be a separate portfolio offering a separate class of shares to participants in the retirement plans described herein.

                           -------------------------

  This Statement of Additional Information of the Money Market Fund is not a prospectus and should be read in conjunction with the prospectus of the Money Market Fund, dated February 21, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Money Market Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                           -------------------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                           -------------------------

The date of this Statement of Additional Information is February 21, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Money Market Fund are to seek current income, preservation of capital, and liquidity available from investing in a diversified portfolio of short-term money market securities. Reference is made to "Investment Objectives and Policies" in the Prospectus for a discussion of the investment objectives and policies of the Money Market Fund.

  As discussed in the Prospectus, the Money Market Fund may invest in money market securities pursuant to repurchase agreements involving money market securities and involving U.S. Government and agency securities with longer maturities. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Money Market Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Money Market Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Money Market Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Money Market Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Market Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Money Market Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time the Money Market Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

  Also, as discussed in the Prospectus, the Money Market Fund may invest in obligations issued by commercial and savings banks and savings and loan associations. The savings banks and savings and loan associations must be organized and operating in the United States. The obligations of commercial banks may be issued by U.S. banks, foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations). Eurodollar and Yankeedollar obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  Eurodollar and Yankeedollar obligations may involve additional investment risks from the risks of obligations of U.S. banks. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank than about a U.S. bank, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar obligations may be held outside of the United States, and the Money Market Fund may be subject to risks associated with the holding of such property overseas. Eurodollar obligations of the Money Market Fund held overseas will be held by foreign branches of the Money Market Fund's Custodian or by foreign branches of other U.S. banks or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act").

  Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") will carefully consider the above factors in making investments in Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally the Money Market Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations.

  The Money Market Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Market Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff & Phelps Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Money Market Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

  In addition to the investment restrictions set forth in the Prospectus, the Money Market Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Market Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Money Market Fund may not (1) make investments for the purpose of exercising control or management; (2) underwrite securities issued by other persons; (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (4) purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (7) make loans to other persons, provided that the Money Market Fund may purchase money market securities or enter into repurchase agreements or purchase and sale contracts and lend securities owned or held by it pursuant to (8) below; (8) lend its portfolio securities other than as provided in the guidelines set forth below, or in excess of 33 1/3% of its total assets, taken at market value; (9) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (The borrowing provisions shall not apply to reverse repurchase agreements.) Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Money Market Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Money Market Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.; (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above) as security for indebtedness any securities owned or held by the Money Market Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money Market Fund's net assets, taken at market value; (11) invest in securities for which no readily available market exists if more than 10% of its total assets (taken at market value) would be invested in such securities; (12) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements or purchase and sale contracts), or in securities of issuers (other than U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities; (13) enter into reverse repurchase agreements if, as a result thereof, the Money Market Fund's obligations with respect to reverse repurchase agreements and borrowings permitted in (9) above would exceed 33 1/3% of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements). Also, the Money Market Fund has specifically undertaken with one state securities commission that, because the Money Market Fund can only invest in a diversified portfolio of short-term money market securities, it will not invest in warrants.

  Lending of Portfolio Securities. Subject to investment restriction (8) above, the Money Market Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Money Market Fund. Such loans will be terminable at any time. The Money Market Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights and may do so when deemed appropriate. The Money Market Fund may pay reasonable fees to persons unaffiliated with the Money Market Fund in connection with the arranging of such loans.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Trust, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Trustee and executive officer is Merrill Lynch Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Trustee (1)(2)--President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Joe Grills (61)--Trustee (2)--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of the IBM Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute; Director, Duke Management Company and LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since January 1997.

  Walter Mintz (67)--Trustee (2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Robert S. Salomon, Jr. (60)--Trustee (2)--106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Director, Common Fund and the Norwalk Community Technical College Foundation.

  Melvin R. Seiden (66)--Trustee (2)--780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud (63)--Trustee (2)--24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Associates (financial consultants) since 1975.

  Terry K. Glenn (56)--Executive Vice President (1)(2)--Executive Vice President of the Manager and FAM since 1983; President of the Distributor since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.

  Joseph T. Monagle, Jr. (48)--Senior Vice President (1)(2)--Senior Vice President of the Manager and FAM since 1990; Vice President of the Manager from 1978 to 1990; Senior Vice President of Princeton Services since 1993.

  Christopher G. Ayoub (41)--Vice President (1)(2)--Vice President of the Manager since 1985; Assistant Vice President of the Manager from 1984 to 1985 and employee since 1982.

  Donald C. Burke (36)--Vice President (1)(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP From 1982 to 1990.

  Gerald M. Richard (47)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Vice President of the Distributor since 1981 and Treasurer thereof since 1984; Senior Vice President and Treasurer of Princeton Services since 1993.

  Mark B. Goldfus (50)--Secretary (1)(2)--Vice President of the Manager and FAM since 1985.
---------------------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Trust.
(2) Such Trustee or officer is a director, trustee, officer or member of an advisory board of certain other investment companies for which the Manager or FAM acts as investment adviser.

  At February 1, 1997, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Trust. At such date, the officers of the Trust owned an aggregate of less than 1% of the outstanding Common Stock of ML & Co.

COMPENSATION OF TRUSTEES

  Pursuant to the terms of its management agreement with the Trust (the "Management Agreement"), the Manager pays all compensation of officers and employees of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each unaffiliated Trustee a fee of $4,000 per year plus $1,000 per meeting attended and all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Trust also pays each member of the Audit Committee, which consists of all of the unaffiliated Trustees, an annual fee of $4,000 plus a fee of $750 for each meeting of the Audit Committee which is held on a day on which the Board of Trustees does not meet, together with all out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $71,319 for the fiscal year ended October 31, 1996.

  The following table sets forth for the fiscal year ended October 31, 1996, compensation paid by the Trust to the non-interested Trustees and, for the calendar year ending December 31, 1996, the aggregate compensation paid by all investment companies (including the Trust) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-interested Trustees.

                                                          AGGREGATE COMPENSATION
                                          PENSION OR          FROM TRUST AND
                         COMPENSATION RETIREMENT BENEFITS    MLAM/FAM ADVISED
 AME OFN                   FROM THE     ACCRUED AS PART       FUNDS PAID TO
 RUSTEET                    TRUST      OF TRUST EXPENSE          TRUSTEES
-------                  ------------ ------------------- ----------------------
 Joe Grills(1)             $15,000           None                $164,000
 Walter Mintz(1)           $15,000           None                $164,000
 Robert S. Salomon,
  Jr.(1)                   $13,000           None                $187,000
 Melvin R. Seiden(1)       $15,000           None                $164,000
 Stephen B. Swensrud(1)    $13,250           None                $154,250

--------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Joe Grills (18 registered investment companies consisting of 37 portfolios); Walter Mintz (18 registered investment companies consisting of 37 portfolios); Robert S. Salomon, Jr. (18 registered investment companies consisting of 37 portfolios); Melvin R. Seiden (18 registered investment companies consisting of 37 portfolios); and Stephen B. Swensrud (20 registered investment companies consisting of 48 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Money Market Fund.

  Subject to the direction of the Trustees, the Manager performs, or arranges for affiliates to perform, pursuant to the Management Agreement, the management and administrative services necessary for the operation of the Trust and the Money Market Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Money Market Fund, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of the Money Market Fund's portfolio and constantly reviews the Money Market Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the Trust and the Money Market Fund with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreement.

  Securities held by the Money Market Fund may also be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or its affiliate, FAM, acts as an investment adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more other clients are selling the security. If purchases or sales of securities for the Money Market Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by the Manager or FAM. To the extent that transactions on behalf of more than one client of the Manager or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  As compensation for its services under the Management Agreement with the Trust, the Manager is entitled to receive a fee from the Money Market Fund at the end of each month at the annual rates of 0.50% of average daily net assets not exceeding $1 billion; 0.45% of average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of average daily net assets exceeding $7 billion but not exceeding $10 billion; and 0.30% of average daily net assets exceeding $10 billion. For the years ended October 31, 1994, 1995 and 1996 the fees paid by the Money Market Fund to the Manager were $28,889,652, $30,946,227 and $34,280,472, respectively.


  The Management Agreement obligates the Manager to provide advisory, administrative and management services, to furnish office space and facilities for management of the affairs of the Trust and the Money Market Fund, to pay all compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its subsidiaries. The Money Market Fund pays all other expenses incurred in its operation, and, if other Series should be added, a portion of the Trust's general administrative expenses will be allocated on the basis of the asset size of the respective Series. Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), fees for legal and auditing services, expenses of printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), charges of the Custodian and Transfer Agent, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, expenses related to shareholder meetings, and other expenses properly payable by the Trust. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Series incurred in connection with the offering of shares of each Series; after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to investors. The Distributor will also pay for other supplementary sales literature.

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. ML & Co. and Princeton Services are "controlling persons" of the Manager (as defined in the Investment Company Act) because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Money Market Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Money Market Fund.

                       PURCHASE AND REDEMPTION OF SHARES

  Reference is made to "Purchase of Shares" and "Redemption of Shares" in the Prospectus for certain information as to the purchase and redemption of Money Market Fund shares.

  The right to receive payment with respect to any redemption of Money Market Fund shares may be suspended by the Trust for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period
(a) during which the New York Stock Exchange ("NYSE") is closed, other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Money Market Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Money Market Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Money Market Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  All purchases and redemptions of Money Market Fund shares and dividend reinvestments will be confirmed to participants in the IRA, Basic and SEP Self-Directed Plans (rounded to the nearest share) in the statement which is sent monthly to all participants in these Self-Directed Plans. The Money Market Fund and the Distributor have received an exemptive order from the Commission which permits the Money Market Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions are purchases resulting from automatic investments in shares of the Money Market Fund and redemptions which are effected automatically to purchase other securities which the participant has selected for investment in his account.

  Participants in Self-Directed Plans in association with the Merrill Lynch Blueprint Program will receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Money Market Fund shares. In addition, these participants will receive an individual confirmation with respect to each redemption of Money Market Fund shares and each purchase of such shares other than purchases which are made automatically through payroll deductions. Shareholders who are not participants in the Self-Directed Plans will receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Money Market Fund shares.

  In the interest of economy and convenience and because of the operating procedures of the Money Market Fund, certificates representing the Money Market Fund's shares will not be physically issued. Shares are maintained by the Money Market Fund on the register maintained by the Transfer Agent, and the holders thereof will have the same rights of ownership with respect to such shares as if certificates had been issued.

  The Distributor acts as the distributor of the shares of the Money Market Fund pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated upon 60 days' written notice by either party. Under such Agreement, after the prospectuses, statements of additional information and periodic reports have been prepared and set in type, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to investors. The Distributor will also pay for other supplementary sales literature.

                             PORTFOLIO TRANSACTIONS

  The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees and officers of the Trust, the Manager is primarily responsible for the Money Market Fund's portfolio decisions and the placing of the Money Market Fund's portfolio transactions. In placing orders, it is the policy of the Money Market Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Money Market Fund will not necessarily be paying the lowest spread or commission available. The Money Market Fund's policy of investing in securities with short maturities will result in high portfolio turnover.

  The money market securities in which the Money Market Fund invests are traded primarily in the over-the-counter ("OTC") market. Bonds and debentures are usually traded OTC but may be traded on an exchange. Where possible, the Money Market Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually act as principal for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which the Money Market Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Money Market Fund will primarily consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities, unless a permissive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch Government Securities Inc. ("GSI") and Merrill Lynch, may not serve as the Money Market Fund's dealer in connection with such transactions, except pursuant to the permissive order described below. However, affiliated persons of the Trust may serve as its broker in OTC transactions conducted on an agency basis. The Trust may not generally purchase securities from any underwriting syndicate of which Merrill Lynch is a member. Of the money market securities in which the Money Market Fund invests, generally only United States Government agency securities are sold in underwritings.

  The Commission has issued an order permitting all Merrill Lynch-sponsored money market funds, including the Money Market Fund, to conduct principal transactions with GSI in U.S. Government securities and U.S. Government agency securities and with Merrill Lynch Money Markets Inc., a subsidiary of GSI ("MMI"), in certificates of deposit and other short-term bank money instruments and commercial paper. This order contains a number of conditions, including conditions designed to ensure that the price to the Money Market Fund from GSI or MMI is equal to or better than that available from other sources. GSI and MMI have informed the Trust that they will in no way, at any time, attempt to influence or control the activities of the Money Market Fund or the Manager in placing such principal transactions. The permissive order allows GSI or MMI to receive a dealer spread on any transaction with the Money Market Fund no greater than its customary dealer spread from transactions of the type involved. Generally such spreads do not exceed 0.25% of the principal amount of the securities involved. During the fiscal year ended October 31, 1996, the Money Market Fund engaged in 48 transactions pursuant to such order aggregating approximately $2.4 billion.

  The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Money Market Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including GSI and Merrill Lynch. For example, dealer spreads received by GSI or its subsidiary on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by the Money

Market Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  The Money Market Fund does not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Money Market Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the Money Market Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, on each day during which the NYSE or New York banks are open for business. Such determination is made as of the close of business on the NYSE (generally 4:00 p.m., New York time) or, on days when the NYSE is closed but the New York banks are open, at 4:00 p.m., New York time. As a result of this procedure, the net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined under the "penny-rounding" method by adding the value of all securities and other assets in the portfolio, deducting the portfolio's liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent.

  The Money Market Fund values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by the Money Market Fund are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

  In accordance with the Commission rule applicable to the valuation of its portfolio securities, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government Securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (twenty-five months). The Money Market Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purposes of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value per share calculated using market quotations and that calculated on a "penny-rounded" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in the material dilution or other unfair results to investors or existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant "penny rounded" net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital. Each shareholder will be deemed to have agreed to such contribution by an investment in the Money Market Fund.

  Since the net income of the Money Market Fund (including realized gains and losses on the portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in the account, and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes."

                               YIELD INFORMATION

  The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield reflects realized and unrealized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

  The yield on the Trust's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on Treasury securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Trust shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments.

                                     TAXES

FEDERAL

  Regulated Investment Companies. The following is a general summary of the treatment of regulated investment companies ("RICs") and their shareholders under the Code. The Trust intends to continue to qualify the Money Market Fund for the special tax treatment afforded RICs under the Code. If it so qualifies, the Money Market Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to participants' Self-Directed Plan accounts. The Trust intends to cause the Money Market Fund to distribute substantially all of its income.

  As discussed in the Prospectus, the Trust may establish other series in addition to the Money Market Fund (together with the Money Market Fund, the "Series"). Each Series of the Trust will be treated as a separate corporation for Federal income tax purposes. Each Series, therefore, will be considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Series level rather than at the Money Market Fund level.

  Dividends paid by the Money Market Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are ordinarily taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are ordinarily taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Money Market Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Dividends of a RIC are ordinarily taxable to shareholders even though they are reinvested in additional shares of the Fund.

  If the value of assets held by the Money Market Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Money Market Fund shares. In the event of retirement plan disqualification or for shares held outside of a retirement plan, distributions, including distributions reinvested in additional shares of the Money Market Fund, would be fully taxable, even if the number of shares in shareholders' accounts had been reduced as described above.

  Under certain provisions of the Code, some taxpayers may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, participants in the Self-Directed Plans subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Money Market Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Self-Directed Retirement Plans. Investment in the Money Market Fund is limited to participants in the self-directed retirement plans ("retirement plans") for which Merrill Lynch acts as passive custodian. Accordingly, the general description of the tax treatment of RICs as set forth above is qualified with respect to the special tax treatment afforded retirement plans under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders if such shares are held in a retirement plan. Rather, distributions from a retirement plan will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. Such distributions would include (i) any pre-tax contributions to the retirement plan (including pre-tax contributions that have been rolled over from another retirement plan or individual retirement account ("IRA")), and (ii) dividends (whether or not such dividends are classified as ordinary income or capital gain dividends). In addition to ordinary income tax, participants may be subject to the imposition of excise taxes on any distributed amount, including: (i) a 10% excise tax on any amount withdrawn from a retirement plan prior to the participant's attainment of age 59 1/2; and
(ii) a 15% excise tax on the amount of any "excess distributions" (generally, amounts in excess of $150,000) made from the retirement plan or any other qualified retirement plan or IRA annually.

  Under certain limited circumstances (for example, if an individual for whose benefit a retirement plan is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), the retirement plan would cease to be qualified for the special treatment afforded certain retirement plans under the Code as of the first day of such taxable year that the transaction causing disqualification occurred. If a retirement plan through which a shareholder holds Money Market Fund shares becomes ineligible for special tax treatment, such shareholder will be treated as having received a distribution on the first day of the taxable year from the retirement plan in an amount equal to the fair market value of all assets in the account. Thus, the shareholder would be taxed currently on (i) the amount of any pre-tax contributions and previously untaxed dividends held within the account, and
(ii) all ordinary income and capital gain dividends paid by the Money Market Fund subsequent to such event, whether such dividends are received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement plan disqualification, shareholders also could be subject to the excise taxes described above. Additionally, retirement plan disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding or withholding exemption is provided under applicable treaty law.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

STATE

  Ordinary income and capital gain dividends on RIC shares held in a disqualified retirement plan or outside of a retirement plan also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income taxation dividends on shares held within a qualified retirement plan, and commence taxation on such amounts when actually distributed from the retirement plan.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                              EXCHANGE PRIVILEGE

  Participants in the Self-Directed Plans (except retirement plans in association with the Merrill Lynch Blueprint SM Program) who are shareholders of the Money Market Fund and who have held all or part of their shares for at least 15 days may exchange their shares of the Money Market Fund for Class D shares of mutual funds advised by the Manager or FAM described below (collectively referred to as the "MLAM-advised mutual funds") on the basis described below. Shares with a net asset value of at least $250 are required to qualify for the exchange privilege. Certain funds into which exchanges may be made may impose a redemption fee (not in excess of 2.00% of the amount redeemed) on shares purchased through the exchange privilege when such shares are subsequently redeemed, including redemption through subsequent exchanges.

  Alternatively, shareholders may exchange shares of the Money Market Fund for Class A shares of one of the MLAM-advised mutual funds if the shareholder holds any Class A shares of that fund in his or her account in which the exchange is made at the time of the exchange or is otherwise an eligible Class A investor otherwise Class D shares will be automatically purchased. An eligible Class A investor includes the following: certain employer sponsored retirement or savings plans, including eligible 401(k) plans, provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates; corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds; participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program; and ML & Co. and its subsidiaries and their directors and employees and members of the Board of MLAM-advised investment companies, including the Money Market Fund.

  Shareholders of the Money Market Fund also may exchange shares of the Money Market Fund into shares of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund.

  Under the exchange privilege, each of the funds offers to exchange its shares ("new shares") for shares ("outstanding shares") of any of the other funds, on the basis of relative net asset value per share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding shares and the sales charge payable at the time of the exchange on the new shares. At the present time, the shares of each of the funds other than Merrill Lynch U.S.A. Government Reserves are sold with varying sales charges. With respect to outstanding shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such shares in the initial purchase and any subsequent exchange. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula, an exchange of shares of the Money Market Fund, which are sold on a no-load basis, for shares of the other funds, which are sold with a sales charge, will generally require the payment of a sales charge.

  The exchange privilege available to participants in the Merrill Lynch Blueprint SM Program may be different from that available to other investors. Shareholders of the Money Market Fund other than participants in the Self-Directed Plans should consult with Merrill Lynch as to availability of the exchange privilege.


  Before effecting an exchange, shareholders of the Money Market Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and depending on the circumstances, a short or long-term capital gain or loss may be realized. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See "Taxes."

  To exercise the exchange privilege, shareholders may either contact their listed securities dealer, who will advise the Money Market Fund of the exchange. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Money Market Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

  The Declaration of Trust provides that the Trust shall comprise separate Series each of which will consist of a separate portfolio which will issue a separate class of shares. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series. Each issued and outstanding share of a Series is entitled to one vote for each full share held and fractional votes on fractional shares in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of Shareholders, and to participate equally in dividends and distributions declared by such Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

  In the event a Series were unable to meet its obligations, the remaining Series would assume the unsatisfied obligations of that Series. The shares of each Series, when issued, will be fully paid and non-assessable, have no preference, pre-emptive, conversion, exchange or similar rights, and are freely transferable. Shareholders of the Trust are entitled to redeem their shares as set forth under "Redemption of Shares" in the Prospectus and "Purchase and Redemption of Shares" herein. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. At the date of this Statement of Additional Information, the Money Market Fund is the only Series of the Trust.

CUSTODIAN

  The Bank of New York, (the "Custodian"), 90 Washington Street, 12th Floor, New York, New York 10286, acts as Custodian of the Money Market Fund's assets. The Custodian is responsible for safeguarding and controlling the Money Market Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Money Market Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services (the "Transfer Agent"), Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a subsidiary of ML & Co., acts as the Money Market Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

  Deloitte & Touche llp, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to ratification by the shareholders of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Money Market Fund.

LEGAL COUNSEL

  Brown & Wood LLP, one World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Money Market Fund ends on October 31 of each year. The Money Market Fund sends to its shareholders at least semi-annually reports showing the Money Market Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Money Market Fund has filed with the Commission, Washington, D.C. 20549, under the Securities Act and the Investment Company Act, to which reference is hereby made.

  To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Money Market Fund's shares on February 1, 1997.

                               ----------------

  The Declaration of Trust establishing the Trust, dated July 15, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Retirement Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.

                                  APPENDIX A

                    DESCRIPTION OF THE SELF-DIRECTED PLANS

  This Appendix describes in summary form the various types of self-directed retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as passive custodian (the "Self-Directed Plans"). This description does not purport to be complete, and it should be read in conjunction with the materials concerning the Self-Directed Plans, including copies of the Plans and the forms necessary to establish a plan, which are available from Merrill Lynch. Investors should read such materials carefully before establishing a Self-Directed Plan and should consult with their attorney or tax adviser to determine if any of the Self-Directed Plans are suited to their needs and circumstances. The laws applicable to the Self-Directed Plans, including the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code") are complex and include a variety of transitional rules which may be applicable to some investors. These laws should be reviewed by investors' attorneys to determine their applicability. Investors are further advised that the discussion of taxation contained in this Appendix relates solely to federal tax laws but generally does not address the numerous transitional rules and that the tax treatment of the Self-Directed Plans under applicable state law may vary.

  There are seven types of Self-Directed Plans available: the individual retirement account ("IRA"); the individual retirement rollover account ("IRRA"), the simplified employee pension plan ("SEP Plus (R)"); the Basic (SM) (Keogh Plus) profit sharing plan; the Basic (SM) (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the "Basic (SM) Plans"); the 403(b)(7) Retirement Selector Account ("RSA") and the corporate Self-Directed account of the Merrill Lynch Blueprint (SM) Program. Specific information with respect to certain requirements and limitations for each Self-Directed Plan is described in greater detail below. See "Types of Self-Directed Plans."

ESTABLISHMENT OF A SELF-DIRECTED PLAN ACCOUNT

  Self-Directed Plan accounts may be established by qualified individuals and businesses through Merrill Lynch.

  Generally, Self-Directed Plans afford participants the opportunity to take a tax deduction, up to the maximum amount permitted under the Code for the particular Self-Directed Plan, for amounts contributed to the Plan. Each Self-Directed Plan is "self-directed;" that is, each participant is responsible for making investment decisions concerning the funds contributed to his Self-Directed Plan.

  Merrill Lynch charges an annual custodial fee for each account established pursuant to the Self-Directed Plans. These fees, which are contained in the Self-Directed Plan documents, vary according to the type of account. Brokerage fees will be assessed separately for each transaction to which they apply.

  Shares of the Trust are also offered to participants in various retirement plans in association with the Merrill Lynch Blueprint (SM) Program. Most contributions to such plans are made through payroll deductions. In addition to investing in the Money Market Fund, participants in such plans may invest in other mutual funds associated with the Merrill Lynch organization or various other types of securities. If participants elect to have their contributions invested in the Money Market Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. Cash balances of less than $1.00 will not be invested.

PERMISSIBLE SELF-DIRECTED PLAN INVESTMENTS

  The type of investments that may be made depends on the type of Self-Directed Plan established.

  Participants and employers that maintain IRAs, IRRAs, Basic SM Plans, SEPs(R) or retirement plans in association with the Merrill Lynch Blueprint SM Program may invest in securities through Merrill Lynch or its affiliates, including stocks traded "over-the-counter" or on a recognized exchange, government or corporate debt obligations, certain mutual funds, certain limited partnership interests in real estate, and bank money instruments. Participants and employers may also invest in annuity contracts issued by a life insurance company (including Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York), and, in the case of Basic Plan participants only, life insurance contracts. Participants and employers that maintain RSAs are restricted to investing in mutual funds. Those participants and employers desiring a diversified portfolio but not wishing to actively manage the portfolio may elect to invest all or a portion of their account in certain mutual funds advised by Merrill Lynch Asset Management (the "Manager") or its subsidiary. Participants and employers may vary their investment portfolio as often as they wish.

  Cash balances arise in a Self-Directed Plan account from contributions to the Plan, the sale of securities held in the account and the receipt of dividends, interest and principal repayments on securities held in the account. Cash balances for which no other investment directions are given will, in accordance with the option previously selected by the participant or employer, be invested in full shares of the Money Market Fund or another money market fund advised by the Manager, deposited in an Insured Investment Account, an FDIC insured interest-bearing account with a Merrill Lynch Bank and Trust Company, or maintained uninvested in the Self-Directed Plan account. If such amounts are not invested, no return will be earned. All cash balances will be invested or maintained in accordance with the option selected by the participant or employer, pending instructions as to further investment.

  Based upon performance of money market funds generally over the last several years, the yield on amounts invested in the Money Market Fund may be greater at times than the yield on amounts deposited in the interest-bearing account. There can be no assurance, however, that the yield on an investment in the Money Market Fund will be or will remain greater than that available on such interest-bearing account. In addition, the Money Market Fund is not a bank, and shares of the Money Market Fund are not equivalent to a bank account. As with any investment in securities, the value of an investment in the Money Market Fund will fluctuate. Amounts deposited in the interest-bearing account will be insured as to principal in an amount of up to $100,000 per account by the Federal Deposit Insurance Corporation. Cash balances maintained in a Self-Directed Plan account will be insured, up to $100,000, by the Securities Investor Protection Corporation.

CONTRIBUTIONS AND DISTRIBUTIONS

  The amount which may be contributed to a Self-Directed Plan in any one year is subject to certain limitations under the Code; however, assets already in a Self-Directed Plan account may be invested without regard to such limitations on contributions. With the exception of contributions made on behalf of employees by employers under the Basic (SM) Plans, and employer contributions to a SEP, RSA or 401(k) plan in association with the Merrill Lynch Blueprint (SM) Program (as discussed herein), a Self-Directed Plan participant may deduct from his annual gross income, up to the maximum permitted under the Code, amounts contributed to his Self-Directed Plan. These amounts, plus any additional income earned on such contributions, will ordinarily not be taxed until distributed to the participant.

  Generally, under the Code, distributions may be made at any time but, as discussed below, distributions made prior to the date on which the participant reaches age 59 1/2 may be subject to a penalty and may be subject to mandatory federal income tax withholding at a 20 percent rate (as described below). Distributions will be taxed as ordinary income at the rate applicable to the participant in the year in which distributed.

  Excess Contributions. Contributions to an IRA, IRRA or SEP in excess of those allowed by law are subject to a six percent excise tax if not withdrawn, together with additional income attributable to such excess contributions, prior to the date the participant files his income tax return for the year in which the excess contribution was made. If an excess amount is contributed in one year and is not eliminated in later years, the excess amount will be subject to a cumulative six percent excise tax each year until it is eliminated. Elimination of the excess may be accomplished either by reducing the contribution (and deduction) for a succeeding year, or by withdrawal of the excess amount plus the income attributable to it. Such income will be considered a premature distribution subject to the ten percent penalty tax on premature distributions discussed below, and will additionally be taxable as ordinary income at the applicable rate for the year in which it is distributed. Contributions to a Basic Plan (SM), RSA or a 401(k) plan in association with the Merrill Lynch Blueprint (SM) Program are not subject to the six percent excise tax, but premature distributions from these plans under the Code are generally subject to the ten percent penalty.

  Timing of Retirement Benefits. Generally, a participant, upon reaching age 59 1/2, may make such distributions from his Self-Directed Plan account as he chooses without tax penalties. Generally, the Code requires that amounts in all Self-Directed Plans must commence to be distributed to a participant on or before April 1 of the calendar year following the calendar year in which he reaches age 70 1/2, even if the employee has not retired.

  Such distributions may be made in a lump sum or installments over the life of the participant, or the joint lives of the participant and a designated beneficiary, or over a period not to exceed the life expectancy (determined, generally, by IRS life expectancy tables) of the participant or the joint life expectancy of the participant and designated beneficiary. If the employee dies before his entire interest has been distributed, the remaining portion of his interest must be distributed at least as rapidly as the method of distribution in effect prior to his death. Special rules apply under the Code to spousal beneficiaries.

  If the minimum payout required from a Self-Directed Plan for a particular year is not made, a 50 percent excise tax will be imposed on the amount representing the difference between the minimum payout required from the Self-Directed Plan, and the amount actually distributed, under Section 4974 of the Code.

  Treatment of Lump Sum Distributions and Annuities. The recipient of a "lump sum distribution" (generally a distribution or payment within one taxable year to the recipient of the balance to the credit of the employee on account of the employee's death, attainment of age 59 1/2, disability or separation from service

(except in the case of a self-employed individual)) from a qualified retirement plan (including Basic (SM) Plans, RSA and 401(k) plans but not IRAs or SEPs) may compute his tax liability using the five-year averaging tax computation, subject to certain requirements. The total taxable amount of a lump sum distribution is the part that is the employer's contribution and income earned on the account. Generally, the part of the distribution that consists of the employee's contributions (other than deductible voluntary employee contributions), the actuarial value of any annuity contract distributed and the net unrealized appreciation in employer's securities distributed (until such securities are sold or otherwise disposed of in a taxable transaction), together with the death benefit exclusion, if applicable, is not taxed. Employee contributions should be reduced by any amounts previously distributed that were included in gross income because they were a return of employer contributions. If annuity payments are made from qualified retirement plans after January 1, 1986, under Section 72(b) of the Code a portion of the annuity payments received annually by recipients may be excluded from income as a return of the recipient's investment. This "exclusion ratio" is the employee's investment in the contract over the expected return. For annuity starting dates commencing after 1986, this exclusion ratio is applied to only a limited number of annuity payments, and the excludable amount is limited to the employee's total investment. If an annuitant dies before the entire investment has been recovered, the unrecovered investment is deductible on the individual's final income tax return. No income averaging methods apply to distributions from IRAs, IRRAs, SEPs or RSAs.

  Excise Tax on Large Distributions. To limit the total tax-deferred benefits any individual can receive annually, Section 4980A of the Code imposes a 15 percent excise tax on certain "excess distributions" from qualified retirement plans. All distributions from qualified retirement plans including Basics (SM) Plans, 401(k) plans, tax-sheltered annuities, RSAs, IRAs and SEPs made within one year are aggregated for this purpose. Total benefits paid in a year exceeding the greater of $112,500, indexed for inflation ($155,000 for 1996), or $150,000 (unindexed) are subject to the tax to the extent of the excess. For lump sum distributions eligible to be taxed under the five-year averaging provisions, the penalty will be applied separately with respect to the lump sum distribution and other retirement distributions. The penalty will be applied on the portion of the lump sum distribution which exceeds five times the otherwise applicable limit for the year.

  Unless an election is made by a spouse, distributions made to beneficiaries after the death of an individual are disregarded for purposes of applying this tax; instead, an additional estate tax may be payable. The penalty tax on excess distributions is reduced by any excise tax on early withdrawals.

  Benefits accrued before August 1, 1986 may have been grandfathered and may not be subject to the excise tax.

  Premature Distributions. 1. Excise Tax: Distributions from an IRA, IRRA,
RSA, SEP or qualified retirement plan (including Basic (SM) Plans and 401(k) plans) prior to the time the participant reaches age 59 1/2 generally are subject to penalty unless the participant has died or has become disabled (within the meaning of Code Section 72(m)(7)). The penalty for early distributions is an excise tax equivalent to ten percent of the amount so distributed, in addition to the applicable ordinary income tax payable on such amount for the year in which it is distributed. The tax will be waived for any distribution that is part of a scheduled series of substantially level payments under an annuity for the life or life expectancy of the taxpayer or the joint lives of the taxpayer and his designated beneficiary. Distributions can also be made, without penalty, to cover deductible medical expenses, for certain payments in a divorce settlement, or to an employee who is age 55 or older, has separated from service, and has satisfied the requirements of the employer's plan for early retirement (if the plan permits such payments). In certain cases, the penalty will not be waived if the distribution is from an IRA or retirement annuity. A premature distribution of an employee's contribution from a 401(k) plan or RSA may be permitted without penalty in the event of hardship, termination of the plan or a sale of the employer's business. The penalty is also not waived for distributions from a qualified retirement plan, if the employee is a more than five percent owner or has been a more than five-percent owner at any time during the five plan years preceding the plan year ending in the tax year in which the amount is received. A five percent owner is a person who, in the case of a corporate employer, actually or constructively owns more than five percent of the outstanding stock of the employer or stock possessing more than five percent of the total combined voting power of all stock of the employer, or who, in the case of a non-corporate employer, owns more than five percent of the capital or profits interest in the employer. A rollover will avoid imposition of the excise tax. However, for distributions prior to 1993, the Code restricts the rollover of partial distributions to distributions received on account of an employee's separation from service, death or disability.

  2. Mandatory Income Tax Withholding: Generally, any portion of an "eligible rollover distribution" made from a qualified retirement plan after December 31, 1992 qualifies for tax-free rollover into an eligible retirement plan under
Section 402(c) of the Code. Under Section 402(c), as amended, all distributions from a qualified retirement plan (including in-service distributions) are eligible rollover distributions, except for certain periodic payments, required amounts distributed to a participant who is over age 70 1/2 as described above, and amounts otherwise not includible in gross income. Rollovers may be made by the participant in one of two ways: first, by direct transfers from the qualified retirement plan to an IRA (including an individual retirement annuity other than an endowment contract), a qualified defined contribution plan or an annuity under Section 403(a) of the Code (a "direct rollover") or, in the case of the RSA plan to another 403(b) plan, a tax sheltered annuity; or second, by rolling over an eligible rollover distribution within 60 days of receipt to any of the arrangements described above. In the event a direct rollover is not chosen by the participant, a mandatory 20 percent of the distribution is withheld to satisfy any federal tax liability that may be assessed. The mandatory 20 percent withholding tax is not assessed against any distributions that may not be rolled over (including, but not limited to, distributions to beneficiaries other than a surviving spouse, or a present or former spouse under a qualified domestic relations order).

  Participants should consult with their attorneys or tax advisers in order to determine the application of the new rollover and mandatory withholding requirements to their own circumstances.

  The foregoing rules are of general applicability to the Self-Directed Plans. The following section discusses specific considerations applicable to the different types of Self-Directed Plans.

TYPES OF SELF-DIRECTED PLANS

  Individual Retirement Accounts. As a result of changes made by the Tax Reform Act of 1986, the allowable deductions for contributions to IRAs are restricted for certain taxpayers who are (or their spouses are) active participants in employer-sponsored retirement plans and whose adjusted gross income exceeds certain levels. An individual will be considered an active participant in a defined contribution plan if any employer contribution or forfeiture is added to his account for the year. In the case of a defined benefit plan, an individual will be considered an active participant if he is not excluded under the eligibility rules for the year. The determination of whether an individual is an active participant is made without regard to whether the individual's rights under a plan are vested. If an unmarried taxpayer, or either spouse in the case of married taxpayers, is an "active participant" in an employer-sponsored retirement plan, deductible contributions are permitted subject to a pro rata phase-out rule where adjusted gross income (before the IRA deduction) is over $40,000 on a joint return or $25,000 for an unmarried individual. The allowable deduction is completely eliminated for such taxpayers when adjusted gross income (before the IRA deduction) reaches $50,000 on a joint return or $35,000 for an unmarried person. For this purpose, an employer-sponsored retirement plan means a pension, profit-sharing or stock bonus plan qualified under Code section 401(a) (including a Keogh plan or 401(k) plan), an annuity plan qualified under
Section 403(a), a SEP, a tax-sheltered Code section 403(b) annuity and retirement plans covering federal, state or local government employees. A minimum deductible contribution of $200 is provided for any taxpayer whose adjusted gross income is not above the phase-out range even if the phase-out rules would provide for a lower deduction.

  Subject to the above limitations, any individual with compensation may establish an IRA. Generally, the maximum yearly tax deduction that may be taken for an IRA contribution is the lesser of $2,000 or 100% of the individual's compensation. If a husband and wife are both employed, they may take a deduction of up to $4,000 on a joint return. If only one spouse is employed, a separate IRA, called a "spousal IRA," may be established for the benefit of the non-working spouse or a spouse that elects to be treated as having no compensation for the year. The deduction for a spousal IRA may only be taken if a joint return is filed, and the maximum contribution and aggregate deduction for the two IRAs for any year is $2,250. Allocations may be made between the two accounts in any manner so long as no more than $2,000 is contributed to either of the accounts. No deduction for IRA contributions may be made for or after the tax year in which a participant reaches age 70 1/2. In addition, no deduction will be allowed for amounts paid to an "inherited IRA" (i.e., an IRA acquired on account of the death of another individual other than by the surviving spouse of the original owner).

  Active participants in employer-sponsored plans who are not eligible to make deductible contributions to IRAs (or whose deductions are limited) may make nondeductible contributions to a separate account. The nondeductible contribution is subject to the same dollar limitations ($2,000 or 100% of compensation) as deductible contributions described above. Income in the separate account will accumulate tax-free until distributed; however, only the account earnings will be included in taxable income upon distribution.

  The Self-Directed IRA program allows for the establishment of IRRAs, which are "rollover IRAs". Prior to 1993, a rollover IRA could have only been established with a distribution received from a qualified employer-sponsored pension plan that was of an amount equal to at least 50% of the balance to the credit of the employee in the plan; after December 31, 1992, this 50% requirement no longer applies. This distribution would ordinarily be subject to income tax; however, tax may be deferred to the extent that all or part of the rollover amount, less any voluntary contributions made to the employer-sponsored plan, is put into an IRA within 60 days of receiving the distribution. With respect to a distribution of less than the entire balance to the credit of the employee in the plan prior to 1993 (a "partial rollover"), the distribution was eligible for rollover treatment only if the distribution was made on account of the employee's death, separation from service or disability and was not one of a series of periodic payments and the employee elected, in a manner to be prescribed by regulations, to have rollover treatment apply to such distribution. However, as described above, effective for rollovers made after December 31, 1992, the limitations described with respect to partial rollovers have been eliminated, and new mandatory federal income tax withholding requirements have been imposed for any rollover that is not a direct rollover. The amounts in a rollover IRA are taxed only upon distribution, as with other IRAs. However, tax-free rollover treatment will be denied for amounts received from an "inherited IRA."

  Simplified Employee Pension Plans. A SEP is essentially a collection of IRA accounts established by employers for their employees, and any employer, whether it is a sole proprietorship, a partnership or a corporation, may set up a SEP. To qualify as a SEP, certain requirements must be met; in particular, the plan must cover all current employees age 21 years or older who have worked for the business in three of the last five calendar years and have received at least $400 in compensation from the employer. Up to $22,500 or 15% of the employee's compensation up to $150,000 (effective for plan years beginning after December 31, 1994), subject to inflation adjustments may be paid by the employer to the employee's SEP. The same percentage of compensation (determined under a written formula) must be contributed on behalf of each employee. Such contributions are deductible by the employer and excluded from the employee's income. In addition, elective salary deferrals may be made by a participant in the SEP Plus (R) Plan. The tax-free elective deferral of an employee's income for a taxable year cannot exceed $7,000, as adjusted for inflation (currently, $9,500 in 1996). This cap limits all tax-free elective deferrals by an employee under all cash and deferred arrangements, SEPs and tax sheltered annuities.

  Because the SEP is also an IRA, the employee may, if otherwise eligible under the rules applicable to IRAs discussed above, make up to a $2,000 contribution to the SEP or make rollover contributions (see "Individual Retirement Accounts" above). Amounts contributed to a participant's SEP account vest immediately. If the participant should cease to be employed by the business maintaining the SEP, the participant retains full rights to and investment power over the account. In such case, the account should be changed to a regular IRA so that the participant may make additional permissible contributions.

  Tax-deductible employer contributions may continue to be made to a SEP participant's account even after he has reached age 70 1/2.

  Basic (SM) Plans. The Basic (SM) Plan provides a format under which a profit-sharing plan or a money purchase pension plan may be established either by a corporation for its employees or by a self-employed individual or partnership as a "Keogh" plan. A Keogh plan is a self-employed retirement plan established by a self-employed individual or other non-corporate employer for the exclusive benefit of employees and their beneficiaries. For Keogh plan purposes, "employer" takes on a special meaning. A sole proprietor (i.e., a self-employed individual who owns the entire interest in an unincorporated trade or business), an independent contractor, or an individual in business for himself is self-employed and is his own employer. A partnership is treated as the employer of each partner who earns income from the performance of services for the partnership. Silent partners who put up capital but do not work in the business may not be included in a Keogh plan. Under the money purchase pension plan, regular, set contributions must be made for each employee each year. Under the profit-sharing plan, contributions are keyed to the existence of profits and should be made on a regular basis to ensure that the Basic (SM) Plan maintains its qualified status.

  Generally, all employees who are at least 21 years of age and have worked for the employer (whether corporate or non-corporate) for at least two years must be covered under the terms of the Basic (SM) Plan. Contributions under a Basic (SM) Plan are usually required to be allocated among those who are participants on the last day of a plan year. For this purpose, the Basic (SM) Plan provides several options to define the compensation that will be included in determining contributions under the Basic (SM) Plan. Contributions under the Basic (SM) Plan are fully vested when made.

  Top-Heavy Plan Requirements. The Code imposes special rules with respect to qualified plans that are considered to be "top-heavy" plans (individual retirement plans are not subject to the Code's rules relating to "top-heavy" plans). A defined contribution plan, such as the Basic Plan, is considered to be "top-heavy" where the account balances of "key employees" exceed 60% of the account balances of all employees. "Key employees" include all employees who, at any time during the plan year or the four preceding plan years (1) are officers having annual compensation of more than $45,000, as adjusted for inflation, (2) are one of the ten employees with annual compensation of more than $30,000 that actually or constructively own the largest interests in the employer, (3) are "five-percent owners," or (4) own more than a one percent interest in the employer and have annual compensation in excess of $150,000. The account balance of an individual that has not received compensation as an employee during the five preceding plan years is not taken into account.

  When a plan favoring key employees is determined to be "top-heavy," its continued qualification under the Code depends on its compliance with certain requirements, which (1) limit the amount of a participant's compensation that may be taken into account, (2) provide stringent vesting schedules, (3)
provide minimum contributions or benefits for non-key employees, and (4) reduce the aggregate limit on benefits and contributions for certain key employees who participate in both a defined benefit plan and a defined contribution plan. Even if a Basic (SM) Plan were determined to be "top-heavy," it would continue to maintain its qualification under the Code because the provisions of the Plan relating to the above limitations have been designed to comply with such limitations, whether or not the Basic (SM) Plan is found to be "top-heavy."

  For a SEP Plus (R) Plan which is top-heavy (either because it was deemed to be top-heavy as of the adoption of the plan or as determined through annual testing prescribed by the Code) the employer may preserve the plan's qualification by making a contribution on behalf of each non-key employee of the lesser of: (1) 3% of each such non-key employee's compensation, or (2) the highest contribution percentage rate for any key employee under the plan.

  Retirement Plans in Association with the Merrill Lynch Blueprint (SM) Program. The Merrill Lynch Blueprint (SM) Program is available to participants in a cash or deferred plan (commonly known as a "401(k) plan") and to participants in IRAs in which contributions are made through payroll deductions.

  A 401(k) plan is a cash or deferred arrangement that allows an employee to choose whether the employer will pay a certain amount directly to the employee in cash or to a qualified profit-sharing plan or a stock bonus plan on behalf of such employee. The tax-free elective deferral of an employee's income for a taxable year cannot exceed $7,000, as adjusted for inflation (currently, $9,500 in 1996). This cap limits all tax-free elective deferrals by an employee under all cash and deferred arrangements, SEPs and tax sheltered annuities. The employer may make "non-elective" contributions directly into the plan on the employee's behalf. These contributions must meet special non-discrimination tests. Generally, participants in a 401(k) plan in association with the Merrill Lynch Blueprint (SM) Program are treated in the same manner as participants in other qualified retirement plans.

  Participants in IRA plans which are maintained in association with the Merrill Lynch Blueprint (SM) Program are generally treated for contribution and distribution purposes in the same manner as other IRA participants, as discussed above.

  Each of the foregoing Self-Directed Plans is designed to meet differing needs and has varying financial and tax consequences. An investor should thoroughly review all of the materials available from Merrill Lynch concerning the Self-Directed Plans and consult with his attorney or tax adviser in determining whether any of these Plans is suited to his needs and circumstances.

                                   APPENDIX B

   DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY INSTRUMENTS AND CORPORATE BOND
                                    RATINGS

COMMERCIAL PAPER AND BANK MONEY INSTRUMENTS

  Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's Corporation ("S&P"). Issues within this category are further refined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety is either overwhelming or very strong; A-2 indicates that capacity for timely repayment is strong.

  Moody's Investors Service ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1.

  Short-term obligations, including commercial paper, rated A1+ by IBCA Limited or its affiliate IBCA Inc. (together, "IBCA") are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  Fitch Investors Service, Inc. ("Fitch") employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

  Duff & Phelps Inc. ("Duff & Phelps") employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

CORPORATE BONDS

  Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

  Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category;

the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Bonds rated AAA by IBCA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Bonds rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

  Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

  Bonds rated AAA by Duff & Phelps are deemed to be of the highest credit quality: the risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA indicates high credit quality: protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Retirement Reserves Money Fund of
Merrill Lynch Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996

SCHEDULE OF INVESTMENTS                                      (in Thousands)


                         Face        Interest       Maturity        Value
Issue                   Amount        Rate*           Date        (Note 1a)

Bank Notes--3.6%

Bank One, Dayton     $  60,000       5.32++ %       1/30/97      $   59,993

Colorado National       90,000       5.345++        2/19/97          89,997
Bank of Denver          10,000       5.345++        5/21/97           9,999

First Bank of           75,000       5.33          12/09/96          75,001
South Dakota, N.A.

First Bank, N.A.,       50,000       5.325++       11/20/96          50,000
Minneapolis             50,000       5.325++       12/18/96          49,998

Total Bank Notes (Cost--$334,988)                                   334,988

Certificates of Deposit--1.9%

Chase Manhattan         29,000       5.85           1/08/97          29,018
Bank                    50,000       5.75           2/03/97          50,030
                        50,000       5.60           4/01/97          50,014

Morgan Guaranty         50,000       5.90           9/30/97          50,146
Trust Company

Total Certificates of Deposit (Cost--$179,089)                      179,208


Certificates of Deposit--European--2.7%


ABN-AMRO                20,000       5.51           4/15/97          19,999
Bank NV

Abbey National          50,000       5.51           4/15/97          49,997
Treasury Services PLC

Australia and New       60,000       5.62           4/02/97          60,021
Zealand Banking
Group Ltd.

Bank of Scotland        45,000       5.63           3/27/97          45,022
                        25,000       5.65           4/03/97          25,012

Bankers Trust           50,000       5.40           1/21/97          49,997
Company

Total Certificates of Deposit--European
(Cost--$250,011)                                                    250,048


Certificates of Deposit--Yankee--2.9%


Bank of Nova Scotia     25,000       5.51           4/15/97          25,002
(The), NY

Bayerische              25,000       5.46          11/27/96          24,998
Hypotheken-und-         25,000       5.80           3/06/97          25,023
Wechsel Bank, NY

Bayerische              25,000       5.45          11/29/96          24,998
Landesbank
Girozentrale, NY

Bayerische              75,000       5.49          11/13/96          74,997
Vereinsbank AG, NY

Hongkongbank, NY       100,000       5.40          11/05/96          99,998

Total Certificates of Deposit--Yankee
(Cost--$275,004)                                                    275,016


SCHEDULE OF INVESTMENTS                                      (in Thousands)


                         Face        Interest       Maturity        Value
Issue                   Amount        Rate*           Date        (Note 1a)

Commercial Paper--32.3%

ABN-AMRO North       $  42,000       5.30 %        11/07/96      $   41,955
America Finance Inc.

Abbey National         200,000       5.45           3/26/97         195,669
N.A. Corp.

Allomon Funding         10,132       5.30          11/04/96          10,126
Corporation             16,071       5.27          11/15/96          16,036
                        18,000       5.27          11/21/96          17,945

Alpine                  44,167       5.27          11/14/96          44,076
Securitization          70,000       5.27          11/15/96          69,846
Corporation

Bear Stearns            25,000       5.32          11/08/96          24,970
Companies, Inc.

Beta Finance Inc.       12,000       5.64           1/10/97          11,874
                         6,250       5.64           1/13/97           6,182
                        12,500       5.50           3/18/97          12,244
                        50,000       5.45           3/24/97          48,932

CSW Credit, Inc.        13,338       5.27          11/19/96          13,301
                        29,600       5.27          11/26/96          29,487

Caisse                  47,000       5.515         12/11/96          46,713
d'Amortissement         54,400       5.50          12/24/96          53,968
de la Dette             13,000       5.40           2/20/97          12,784
Sociale                 60,000       5.46           3/03/97          58,905
                        50,000       5.66           3/10/97          49,036

Chase Manhattan         29,000       5.68           1/09/97          28,700
Corporation

Clipper Receivables     25,000       5.27          11/20/96          24,927
Corp.                    9,114       5.27          11/22/96           9,085

Eiger Capital Corp.     24,014       5.26          11/22/96          23,937

Eksportfinans A/S       32,000       5.30          11/29/96          31,862

Eureka                  25,000       5.31          11/12/96          24,956
Securitization Inc.

Falcon Asset            24,825       5.47          11/04/96          24,810
Securitization Corp.

Ford Credit             50,000       5.51           3/24/97          48,932
Europe PLC

Ford Motor              50,000       5.46          11/01/96          49,993
Credit Company         100,000       5.35           2/03/97          98,594
                        50,000       5.48           3/24/97          48,932

General Electric        50,000       5.50           3/03/97          49,088
Capital Corp.

General Motors          40,000       5.54          11/04/96          39,976
Acceptance Corp.        25,000       5.34          11/07/96          24,973
                        50,000       5.35           1/28/97          49,342

SCHEDULE OF INVESTMENTS (continued)                          (in Thousands)


                         Face        Interest       Maturity        Value
Issue                   Amount        Rate*           Date        (Note 1a)

Commercial Paper (concluded)

Goldman Sachs        $  60,000       5.30 %        11/06/96      $   59,947
Group, L.P.             75,000       5.68           1/06/97          74,257
                        25,000       5.36           4/24/97          24,351

Greenwich              150,000       5.27          11/15/96         149,671
Funding Corp.

Internationale          50,000       5.35           4/14/97          48,776
Nederlanden (US)
Funding Corp.

International           27,176       5.27          11/20/96          27,096
Securitization Corp.

Korea Development       50,000       5.37          11/06/96          49,954
Bank                    30,000       5.34          11/08/96          29,964
                        19,000       5.35           1/15/97          18,787

Mont Blanc              23,255       5.26          11/18/96          23,194
Capital Corp.           51,745       5.27          11/20/96          51,594

Monte Rosa              19,109       5.27          11/07/96          19,089
Capital Corp.           50,000       5.26          11/15/96          49,890
                        23,022       5.26          11/18/96          22,961

Morgan Stanley         170,000       5.60          11/01/96         169,974
Group, Inc.

New Center              25,000       5.52          12/06/96          24,866
Asset Trust             53,000       5.43           1/29/97          52,295
                        35,000       5.40           2/07/97          34,487
                        25,000       5.43           2/14/97          24,608
                        50,000       5.50           2/25/97          49,134
                        75,000       5.62           3/10/97          73,554
                        50,000       5.49           3/21/97          48,954
                       125,000       5.46           3/24/97         122,330

Old Line Funding        25,115       5.29          12/06/96          24,982
Corp.                   17,000       5.29          12/12/96          16,895
                         9,000       5.29          12/16/96           8,939

Smith Barney Inc.       50,000       5.27          12/02/96          49,766

Sweden, Kingdom of      50,000       5.295         11/22/96          49,834
                        40,000       5.58          11/27/96          39,839

Western Australia       23,000       5.53           1/24/97          22,711
Treasury Corp.

Westpac Capital Corp.   25,000       5.51          12/16/96          24,829
                        24,200       5.50          12/30/96          23,986

Windmill Funding        15,413       5.27          11/04/96          15,404
Corp.                   43,175       5.30          11/05/96          43,143
                         6,515       5.35          11/05/96           6,510
                        50,186       5.27          11/22/96          50,024
                        27,381       5.27          11/25/96          27,281
                        25,000       5.28          11/25/96          24,908

Total Commercial Paper (Cost--$3,020,279)                         3,020,940


SCHEDULE OF INVESTMENTS (continued)                          (in Thousands)


                         Face        Interest       Maturity        Value
Issue                   Amount        Rate*           Date        (Note 1a)


Corporate Notes--11.0%

Abbey National       $ 150,000       5.262  %       5/16/97      $  149,917
Treasury Services
PLC

Asset Backed            91,000       5.375++       10/15/97          91,000
Securities Investment
Trust (1996-M)

CIT Group               40,000       5.42          11/14/96          40,001
Holdings, Inc. (The)    30,000       5.30           2/06/97          29,994
                        85,000       5.36++        10/27/97          85,000

Ford Motor Credit
Co.                     57,000       5.68           5/27/97          57,068

KeyBank National        30,000       5.299++        8/21/97          29,983
Association

PHH Corp.              100,000       5.336          1/23/97          99,993
                        25,000       5.326          2/10/97          24,997
                        25,000       5.315          3/25/97          24,996
                        25,000       5.42           6/12/97          24,990
                        65,000       5.406          9/03/97          64,979

SMM Trust              150,000       5.383++        1/08/97         150,000
Certificate (1995-Q)

Short Term Card        150,000       5.393++        1/15/97         150,000
Account Trust (1995-1)

Total Corporate Notes
(Cost--$1,022,852)                                                1,022,918


Funding Agreements--0.9%


Jackson National        80,000       5.45++         4/08/97          80,000
Life Insurance Co.

Total Funding Agreements
(Cost--$80,000)                                                      80,000


Master Notes--2.2%


Goldman Sachs          175,000       5.36++        11/08/96         175,000
Group, L.P.             34,000       5.36++         5/01/97          34,000

Total Master Notes (Cost--$209,000)                                 209,000


US Government, Agency & Instrumentality
Obligations--Discount Notes--4.0%


Federal Home            75,000       5.425          3/07/97          73,616
Loan Banks              26,000       5.40           3/12/97          25,501
                        33,000       5.44           3/13/97          32,362
                        10,300       5.44           3/17/97          10,095
                        14,000       5.40           3/24/97          13,707

Federal National        25,000       5.46           2/03/97          24,656
Mortgage Association   168,000       5.26           4/16/97         163,924

US Treasury Bills       31,000       4.59           2/06/97          30,576

Total US Government, Agency & Instrumentality
Obligations--Discount Notes
(Cost--$374,326)                                                    374,437

SCHEDULE OF INVESTMENTS (concluded)                          (in Thousands)


                         Face        Interest       Maturity        Value
Issue                   Amount        Rate*           Date        (Note 1a)

US Government, Agency & Instrumentality
Obligations--Non-Discount Notes--32.7%

Federal Farm         $  85,000       5.20++ %      12/30/96      $   84,975
Credit Banks            60,000       5.85          10/01/97          60,126
                        40,000       5.38++        11/25/97          39,991
                        10,000       6.24           5/07/98          10,002

Federal Home            20,095       6.875         11/18/96          20,113
Loan Banks              25,000       5.83++         2/18/97          25,009
                        25,000       5.99           2/09/98          25,075
                        26,000       6.19           5/08/98          26,000
                        26,500       6.45          10/21/98          26,567
                        15,000       6.12          11/19/98          14,981

Federal Home            50,000       5.36           3/28/97          49,995
Loan Mortgage Corp.     25,000       5.37++        10/07/97          24,986

Federal National        40,000       5.32++        11/04/96          40,000
Mortgage Association    50,000       5.31          12/11/96          49,993
                        75,000       5.22++        12/19/96          74,993
                        75,000       5.43++         1/13/97          75,002
                        30,000       5.85++         2/14/97          30,014
                       123,000       5.40++         2/21/97         123,000
                        67,000       5.213++        4/15/97          66,967
                        75,000       5.23++         4/22/97          74,969
                        50,000       5.205++        4/29/97          49,975
                        42,000       5.233++        5/14/97          41,980
                        68,500       5.70           5/19/97          68,500
                       140,000       5.24++         5/22/97         139,947
                       140,000       5.36++         7/16/97         139,933
                        66,000       5.38++         8/01/97          65,978
                        55,000       5.38++         8/22/97          54,974
                        55,000       5.365++        9/03/97          54,966
                        42,000       5.37++         9/09/97          41,975
                        41,000       5.37++         9/29/97          40,978
                        35,000       5.53          10/14/97          34,976
                        73,000       5.355++       10/20/97          72,938
                        25,000       5.19           1/08/98          24,850
                        60,000       5.42++         4/24/98          59,966
                        38,000       5.75           5/14/98          38,000
                        22,150       5.53++        12/14/98          22,111

Student Loan            11,830       5.58++        11/01/96          11,830
Marketing               59,415       5.39++        12/20/96          59,415
Association              5,000       5.54++         1/14/97           5,002
                        37,125       5.58++         1/23/97          37,141


SCHEDULE OF INVESTMENTS (concluded)                          (in Thousands)


                         Face        Interest       Maturity        Value
Issue                   Amount        Rate*           Date        (Note 1a)


US Government, Agency & Instrumentality
Obligations--Non-Discount Notes (concluded)


Student Loan          $ 45,125       5.605++%       2/14/97      $   45,145
Marketing               60,000       5.50++         3/03/97          60,015
Association            115,000       5.375          8/21/97         114,960
(concluded)             75,000       5.37++        10/01/97          74,960
                        67,075       5.53++         1/21/98          67,189
                        29,200       5.48++         2/17/98          29,182
                        75,000       5.425++        4/21/98          74,974

US Treasury Notes       15,000       7.50          12/31/96          15,054
                        50,000       6.50           4/30/97          50,285
                        25,000       6.50           5/15/97          25,148
                        95,000       6.125          5/31/97          95,356
                        25,000       8.50           7/15/97          25,520
                        50,000       8.75          10/15/97          51,477
                       160,000       5.625         10/31/97         160,125
                        48,000       5.25          12/31/97          47,805
                        60,000       5.00           1/31/98          59,531
                        25,000       6.00           9/30/98          25,109
                        25,000       5.875         10/31/98          25,047

Total US Government, Agency & Instrumentality
Obligations--Non-Discount Notes
(Cost--$3,055,244)                                                3,055,075

Face
Amount                               Issue

Repurchase Agreements**--6.9%


$100,000              Fuji Securities, Inc., purchased
                      on 10/31/1996 to yield 5.62% to
                      11/01/1996                                    100,000
250,000               HSBC Securities, Inc., purchased
                      on 10/31/1996 to yield 5.60% to
                      11/01/1996                                    250,000
294,632               Lehman Brothers Inc., purchased
                      on 10/31/1996 to yield 5.60% to
                      11/01/1996                                    294,632

Total Repurchase Agreements
(Cost--$644,632)                                                    644,632

Total Investments (Cost--$9,445,425)--101.1%                      9,446,262

Liabilities in Excess of Other Assets--(1.1%)                      (106,033)
                                                                 ----------
Net Assets--100.0%                                               $9,340,229
                                                                 ==========

[FN]
 *Commercial Paper and certain US Government, Agency &
  Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at October 31, 1996.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.
++Floating Rate Notes.

  See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1996
Assets:             Investments, at value (identified cost--$9,445,425,408*)(Note 1a)                     $9,446,261,938
                    Cash  .                                                                                      500,338
                    Receivables:
                      Securities sold                                                    $  185,768,167
                      Interest                                                               38,232,762
                      Beneficial interest sold                                                   41,617      224,042,546
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1d)                                         383,253
                                                                                                          --------------
                    Total assets                                                                           9,671,188,075
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                          309,826,850
                      Securities purchased                                                   14,990,625
                      Investment adviser (Note 2)                                             3,012,367
                      Dividends to shareholders                                                   2,382      327,832,224
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     3,126,779
                                                                                                          --------------
                    Total liabilities                                                                        330,959,003
                                                                                                          --------------

Net Assets:         Net assets                                                                            $9,340,229,072
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited
Consist of:         number of shares authorized                                                           $  933,939,254
                    Paid-in capital in excess of par                                                       8,405,453,288
                    Unrealized appreciation on investments--net                                                  836,530
                                                                                                          --------------
                    Net assets--Equivalent to $1.00 per share based on 9,339,392,542
                    shares of beneficial interest outstanding                                             $9,340,229,072
                                                                                                          ==============

                   *As of October 31, 1996, net unrealized appreciation for Federal income tax purposes amounted to $446,137, of which $1,805,087 related to appreciated securities and $1,358,950 related to depreciated securities. The aggregate cost of investments at October
                    31, 1996 for Federal income tax purposes was $9,445,815,801.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                              $  508,277,097
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                    $   34,280,472
                    Transfer agent fees (Note 2)                                             14,246,085
                    Registration fees (Note 1d)                                                 869,052
                    Printing and shareholder reports                                            595,719
                    Accounting services (Note 2)                                                386,264
                    Custodian fees                                                              257,809
                    Professional fees                                                            89,476
                    Interest expense                                                             77,650
                    Trustees' fees and expenses                                                  71,319
                    Other.                                                                       93,451
                                                                                         --------------

                    Total expenses                                                                            50,967,297
                                                                                                          --------------
                    Investment income--net                                                                   457,309,800
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                            471,407
Unrealized Gain     Change in unrealized appreciationon investments--net                                      (2,850,451)
(Loss) on                                                                                                 --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $  454,930,756
(Note 1c):                                                                                                ==============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                     For the
                                                                                                   Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                            1996             1995
Operations:         Investment income--net                                               $  457,309,800   $  432,019,283
                    Realized gain on investments--net                                           471,407        1,637,926
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                    (2,850,451)      10,376,159
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    454,930,756      444,033,368
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                 (457,309,800)    (432,019,283)
Distributions to    Realized gain on investments--net                                          (471,407)      (1,637,926)
Shareholders                                                                             --------------   --------------
(Note 1e):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (457,781,207)    (433,657,209)
                                                                                         --------------   --------------

Beneficial Interest Net proceeds from sale of shares                                     27,785,847,538   24,132,766,015
Transactions        Net asset value of shares issued to shareholders in
(Notes 1e & 3):     reinvestment of dividends and distributions                             457,779,630      433,654,456
                                                                                         --------------   --------------
                                                                                         28,243,627,168   24,566,420,471
                    Cost of shares redeemed                                             (27,549,454,162) (23,331,574,095)
                                                                                         --------------   --------------
                    Net increase in net assets derived from beneficial
                    interest transactions                                                   694,173,006    1,234,846,376
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                            691,322,555    1,245,222,535
                    Beginning of year                                                     8,648,906,517    7,403,683,982
                                                                                         --------------   --------------
                    End of year                                                          $9,340,229,072   $8,648,906,517
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           1996        1995        1994        1993         1992
Per Share           Net asset value, beginning of year       $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                        .0509       .0540       .0345       .0279        .0370
                    Realized and unrealized gain (loss)
                    on investments--net                          (.0002)      .0015      (.0011)      .0004        .0012
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              .0507       .0555       .0334       .0283        .0382
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                     (.0509)     (.0540)     (.0345)     (.0279)      (.0370)
                      Realized gain on investments--net          (.0001)     (.0002)        --++     (.0003)      (.0010)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (.0510)     (.0542)     (.0345)     (.0282)      (.0380)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
                    Total investment return                       5.21%       5.57%       3.48%       2.86%        3.95%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .56%        .59%        .59%        .62%         .63%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income and realized
                    gain on investments--net                      5.07%       5.43%       3.44%       2.82%        3.88%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $9,340,229  $8,648,907  $7,403,684  $7,066,326   $6,474,640
                                                             ==========  ==========  ==========  ==========   ==========

                  ++Amount is less than $.0001 per share.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Retirement Reserves Money Fund (the "Fund") is a separate Fund offering a separate class of shares of Merrill Lynch Retirement Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which will comprise a series of separate portfolios offering a separate class of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") acts as passive custodian. At the present time, the Fund is the only series offered. The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight- line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

For the purposes of valuations, the maturity of variable rate certificates of deposit, variable rate commercial paper, short-term corporate bond notes, variable rate Government agency notes and variable rate corporate notes is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gains or losses on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $1 billion;
0.45% of average daily net assets in excess of $1 billion but not exceeding $2 billion; 0.40% of average daily net assets in excess of $2 billion but not exceeding $3 billion; 0.375% of average daily net assets in excess of $3 billion but not exceeding $4 billion; 0.35% of average daily net assets in excess of $4 billion but not exceeding $7 billion; and 0.325% of average daily net assets in excess of $7 billion.


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, MLFD, MLFDS, PSI, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets, since shares are recorded at $1.00 per share.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Management of the Trust....................................................   4
 Trustees and Officers.....................................................   4
 Compensation of Trustees..................................................   6
 Management and Advisory Arrangements......................................   7
Purchase and Redemption of Shares..........................................   8
Portfolio Transactions.....................................................   9
Determination of Net Asset Value...........................................  11
Yield Information..........................................................  12
Taxes......................................................................  12
 Federal...................................................................  12
 State.....................................................................  14
Exchange Privilege.........................................................  15
General Information........................................................  16
 Description of Series and Shares..........................................  16
 Custodian.................................................................  17
 Transfer Agent............................................................  17
 Independent Auditors......................................................  17
 Legal Counsel.............................................................  17
 Reports to Shareholders...................................................  17
 Additional Information....................................................  18
Appendix A.................................................................  19
Appendix B.................................................................  28
Independent Auditors' Report...............................................  30
Financial Statements.......................................................  31

                                                           Code #10237-0297

[LOGO] MERRILL LYNCH

Merrill Lynch Retirement
Reserves Money Fund
Merrill Lynch
Retirement Series Trust

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


February 21, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) Financial Statements

    Contained in Part A:

      Financial Highlights for each of the years in the ten-year period ended October 31, 1996

    Contained in Part B:

      Schedule of Investments as of October 31, 1996

      Statement of Assets and Liabilities as of October 31, 1996

      Statement of Operations for the year ended October 31, 1996

      Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996

      Financial Highlights for each of the years in the five-year period ended October 31, 1996

  (B) Exhibits:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  1(a)   --Declaration of Trust dated July 15, 1986.(a)
   (b)   --Instrument establishing Merrill Lynch Retirement Reserves Money Fund as a series of Registrant.(a)
  2      --By-Laws of Registrant.(a)
  3      --None.
  4      --None.
  5      --Management Agreement between Registrant and Merrill Lynch Asset
         Management, L.P.
  6      --Distribution Agreement between Registrant and Merrill Lynch Funds
         Distributor, Inc.(a)
  7      --None.
  8      --Custody Agreement between Registrant and The Bank of New York.(a)
  9      --Transfer Agency, Shareholder Servicing Agency and Proxy Agency
          Agreement between Registrant and Merrill Lynch Financial Data
          Service, Inc.(a)
 10      --None.
 11      --Consent of Deloitte & Touche LLP, independent auditors for
         Registrant.
 12      --None.
 13      --Certificate of Merrill Lynch Asset Management.(a)
 14      --None.
 15      --None.
 16      --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.(a)
 17      --Financial Data Schedule.

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.

(b) Filed on EDGAR on February 24, 1995 as an exhibit to Post-Effective Amendment No. 15 to Registrant's Registration Statement under the Securities Act of 1933 on Form N-1A.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                   NUMBER OF
                                                                   HOLDERS AT
                        TITLE OF CLASS                          JANUARY 31, 1997
                        --------------                          ----------------
Shares of beneficial interest, par value $.10 per share........    1,980,074
                                                                   ---------

  Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of Registrant's declaration of Trust provides as follows:

    The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, at which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 (relating to no personal liability of shareholders, Trustees, etc.) or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax-Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc. Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida

Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide Dollar Vest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end registered investment companies: Convertible Holdings Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1994, for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.

                                 POSITION               OTHER SUBSTANTIAL BUSINESS,
          NAME                 WITH MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
          ----                 ------------         ----------------------------------
ML & Co. ...............  Limited Partner        Financial Services Holding Company;
                                                  Limited Partner of FAM
Princeton Services......  General Partner        General Partner of FAM
Arthur Zeikel...........  President and          President of FAM; President and Director
                          Director                of Princeton Services; Director of
                                                  Merrill Lynch Funds Distributor, Inc.
                                                  (the "Distributor"); Executive Vice
                                                  President of ML & Co.
Terry K. Glenn..........  Executive Vice         Executive Vice President of FAM;
                          President               Executive Vice President and Director
                                                  of Princeton Services; President and
                                                  Director of the Distributor, Director
                                                  of FDS; President of Princeton
                                                  Administrators, L.P.
Philip L. Kirstein......  Senior Vice            Senior Vice President, General Counsel
                           President, General     and Secretary of FAM; Senior Vice
                           Counsel and            President, General Counsel, Director
                           Secretary              and Secretary of Princeton Services;
                                                  Director of the Distributor
Vincent R. Giordano.....  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Elizabeth Griffin.......  Senior Vice President  Senior Vice President of FAM
Norman R. Harvey........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Michael J. Hennewinkel..  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
N. John Hewitt..........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Ronald M. Kloss.........  Senior Vice President  Senior Vice President and Controller of
                           and Controller         FAM; Senior Vice President and
                                                  Controller of Princeton Services
Stephen M.M. Miller.....  Senior Vice President  Executive Vice President of Princeton
                                                  Administrators, L.P.; Senior Vice
                                                  President of Princeton Services
Joseph T. Monagle, Jr. .  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services
Michael L. Quinn........  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services;
                                                  Managing Director and First Vice
                                                  President of Merrill Lynch from 1985 to
                                                  1989
Richard L. Reller.......  Senior Vice President  Senior Vice President of FAM; Senior
                                                  Vice President of Princeton Services

Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of
                          and Treasurer          FAM; Senior Vice President and
                                                 Treasurer of Princeton Services; Vice
                                                 President and Treasurer of the
                                                 Distributor

                           POSITION               OTHER SUBSTANTIAL BUSINESS,
       NAME              WITH MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
       ----              ------------         ----------------------------------
Ronald L. Welburn.  Senior Vice President  Senior Vice President of FAM; Senior
                                            Vice President of Princeton Services
Anthony Wiseman...  Senior Vice President  Senior Vice President of FAM; Senior
                                            Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set Forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas and Wasel is One Financial Center, Boston, Massachusetts 02111-2633.

                                       (2)                        (3)
      (1)                    POSITION(S) AND OFFICES     POSITIONS AND OFFICES
    NAME                         WITH DISTRIBUTOR           WITH REGISTRANT
    -----                  ---------------------------- ------------------------
Terry K. Glenn............ President and Director       Executive Vice President
Arthur Zeikel............. Director                     President and Trustee
Philip L. Kirstein........ Director                     None
William E. Aldrich........ Senior Vice President        None
Robert W. Crook........... Senior Vice President        None
Kevin P. Boman............ Vice President               None
Michael J. Brady.......... Vice President               None
William M. Breen.......... Vice President               None
Michael G. Clark.......... Vice President               None
Mark A. DeSario........... Vice President               None
James T. Fatseas.......... Vice President               None
Debra W. Landsman-Yaros... Vice President               None
Michelle T. Lau........... Vice President               None
Gerald M. Richard......... Vice President and Treasurer Treasurer
Richard L. Rufener........ Vice President               None
Salvatore Venezia......... Vice President               None
William Wasel............. Vice President               None
Robert Harris............. Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement, and under "Management of the Trust--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  Not applicable.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 20TH DAY OF FEBRUARY, 1997.

                                          Merrill Lynch Retirement Series
                                           Trust
                                                      (Registrant)

                                                  /s/ Arthur Zeikel
                                          By___________________________________

                                              (ARTHUR ZEIKEL, PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                         TITLE                DATE

                                        President and
       /s/ Arthur Zeikel                 Trustee (Principal      February 20,
-------------------------------------    Executive Officer)       1997
           (ARTHUR ZEIKEL)

                                        Treasurer (Principal
       Gerald M. Richard*                Financial and
-------------------------------------    Accounting Officer)
         (GERALD M. RICHARD)

             Joe Grills*                Trustee
-------------------------------------
            (JOE GRILLS)

            Walter Mintz*               Trustee
-------------------------------------
           (WALTER MINTZ)

                                        Trustee

    Robert S. Salomon, Jr.*
-------------------------------------

    (ROBERT S. SALOMON, JR.)
          Melvin R. Seiden*             Trustee

-------------------------------------
         (MELVIN R. SEIDEN)

        Stephen B. Swensrud*            Trustee
-------------------------------------
        (STEPHEN B. SWENSRUD)

       /s/ Arthur Zeikel                                         February 20,
*By _________________________________                             1997
  (ARTHUR ZEIKEL, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                           DESCRIPTION                           PAGE NO.
 -------                         -----------                           --------
  5      --Management Agreement between Registrant and Merrill Lynch
          Asset Management, L.P.
 11      --Consent of Deloitte & Touche LLP, independent auditors
         for Registrant.
 17      --Financial Data Schedule.

                  APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

  Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

    DESCRIPTION OF OMITTED GRAPHIC OR
                  IMAGE                   LOCATION OF GRAPHIC OR IMAGE IN TEXT
   ------------------------------------   ------------------------------------
   Compass plate, circular graph paper    Back cover of Prospectus and back
   and Merrill Lynch logo including       cover of Statement of Additional
   stylized market bull                   Information
